Execution Version

Date:	April 23, 2008

To:
Banco Nacional de México, S.A.,
Integrante del Grupo Financiero Banamex,
División Fiduciaria, acting solely as trustee
under trust No. 111339-7 (“Counterparty”)
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

Attn:	Trust No. 111339-7
Phone:	(52 81) 12.26.19.84
Fax:	(52 81) 12.26.20.97

From:	Citibank, N.A. (“Citibank”) 390 Greenwich Street 5th Floor New York, NY 10013

Our Ref.:	As set out in Annex A for each Component

FORWARD TRANSACTION (CEMEX SHARES)

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

Citibank is entering into this Transaction as principal and not as an agent for any other party.

CITIGROUP GLOBAL MARKETS INC. (“CGMI”) WILL ACT AS AGENT IN CONNECTION WITH THIS TRANSACTION.  CITIBANK HAS ACTED AS PRINCIPAL IN AND IS YOUR COUNTERPARTY TO THIS TRANSACTION.  CGMI’S OBLIGATIONS AS AGENT ARE STRICTLY LIMITED TO THE DELIVERY OF ANY CASH AND SECURITIES THAT IT ACTUALLY RECEIVES FROM CITIBANK OR COUNTERPARTY, AS THE CASE MAY BE, TO THE OTHER PARTY.  IN TRANSMISSION OF THE CONFIRMATION, CGMI DOES NOT GUARANTEE ANY PARTY’S OBLIGATIONS NOR IS IT PROVIDING INVESTMENT ADVICE OR OTHER SERVICES.

1.           The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation.  In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.  “USD”, “MXN” and “Business Day” each have the meaning assigned in the 2006 ISDA Definitions, as published by ISDA.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation, together with all other documents referring to the ISDA 2002 Master Agreement, as published by ISDA (the “Agreement”) (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between you and us, including the Option Transaction (the “Relevant Option Transaction”) and the Forward Transaction referencing shares of Nacional Financiera S.N.C. (NAFTRAC) (the “Other Forward Transaction”), in each case, dated as of the date hereof, shall supplement, form a part of, and be subject to an agreement in the form of the Agreement (excluding any Schedule but including the elections set forth in this Confirmation and in the Credit Support Annex specified below) on the Trade Date of the first such Transaction between us.  All provisions contained or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2.           The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	April 4, 2008.

Seller:	Citibank.

Buyer:	Counterparty.

Shares:	Ordinary Participation Certificates (Certificados de Participación Ordinarios) of Cemex, S.A.B. de C.V. (the “Issuer”) (Bloomberg identifier: “CEMEXCP MM”).

Components:
The Transaction will be divided into individual Components, each with the respective terms set forth in this Confirmation, and in particular with the Number of Shares specified in Annex A to this Confirmation.  The deliveries to be made upon settlement of the Transaction shall be determined separately for each Component as if such Component were a separate Transaction under the Agreement.

Number of Shares:	For each Component, the Number of Shares provided in Annex A to this Confirmation.

Forward Price:	USD 2.6738.

Prepayment:	Applicable.

Prepayment Amount:	For all Components in the aggregate, an amount in USD equal to the Forward Price multiplied by the aggregate Number of Shares.

Prepayment Date:	The Trade Date.

Variable Obligation:	Not Applicable.

Exchange:	Mexican Stock Exchange (Bolsa Mexicana de Valores, S.A. de C.V.).

Related Exchange(s):	All Exchanges.

Calculation Agent:	Citibank.

Business Days:	New York and Mexico City.

Settlement Terms:

In respect of any Component:

Physical Settlement:	Applicable.

Settlement Date:	The Cash Settlement Payment Date for the corresponding Component under the Relevant Option Transaction.

Reference Settlement Date:	The Valuation Date for the corresponding Component under the Relevant Option Transaction.

Market Disruption Event:
The third and fourth lines of Section 6.3(a) of the Equity Definitions are hereby amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time” and replacing them with “at any time prior to the relevant Valuation Time”.

Section 6.3(b) of the Equity Definitions is hereby amended by inserting the words “or a suspension of or material limitation imposed on trading in Mexican Pesos.” after the words “(ii) in futures or options contracts relating to the Shares on any relevant Related Exchange”.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Settlement Method Election:	Not Applicable.

Dividends:

In respect of any Component:

Dividend Period:	The period from and including the Trade Date to but excluding the Settlement Date.

Dividend Payment:
With respect to any Dividend Amount paid or delivered by the Issuer to holders of record of a Share on or prior to the relevant Reference Settlement Date, on the first Scheduled Trading Day that is not a Disrupted Day immediately following the first Currency Business Day such Dividend Amount is so paid or delivered, the Calculation Agent shall adjust the Number of Shares to be increased by a number equal to such Dividend Amount divided by the closing price per Share (after giving effect to any reinvestment discount then in effect) on such Scheduled Trading Day.  The Calculation Agent shall have the discretion to make such an adjustment notwithstanding the fact that a Scheduled Trading Day is a Disrupted Day if it determines that the relevant Market Disruption Event does not have a material impact on the determination of the closing price per Share on such Scheduled Trading Day.

Dividend Amount:
An amount in MXN equal to the Record Amount multiplied by the Number of Shares. To the extent that the Record Amount is not in the form of MXN (whether in another currency, securities or any other asset), the Calculation Agent shall determine the fair market value in MXN of such amount in a commercially reasonable manner.

Section 9.2(a)(iii) of the Equity Definitions is amended by deleting the words “the Excess Dividend Amount, if any, and”.

The definition of “Record Amount” in Section 10.1 of the Equity Definitions is amended by replacing in the second line thereof the words “the gross cash dividend per Share” with “the cash dividend per Share, net of any withholding or deduction of taxes at the source by or on behalf of any applicable taxing authority,” and adding thereafter the phrase “(including any Extraordinary Dividend) and any non-cash dividend or other distribution paid or delivered by the Issuer to holders of record of a Share (other than in the form of Shares)”.

Adjustments:

Method of Adjustment:
Calculation Agent Adjustment; provided, however, that the Equity Definitions shall be amended by replacing the words “diluting or concentrative” in Sections 11.2(a), 11.2(c) (in two instances) and 11.2(e)(vii) with the word “material” and by adding the words “or the Transaction” after the words “theoretical value of the relevant Shares” in Sections 11.2(a), 11.2(c) and 11.2(e)(vii); provided, further, that adjustments may be made to account for changes in volatility, expected dividends, stock loan rate and liquidity relative to the relevant Share or the Transaction.

Potential Adjustment Event:	Section 11.2(e) of the Equity Definitions is amended by deleting clauses (iii) and (iv) thereof.

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Tender Offer:	Applicable.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Composition of Combined
Consideration:	Not Applicable.

Nationalization, Insolvency
or Delisting:	Cancellation and Payment.

Determining Party:	For all applicable Extraordinary Events, Citibank.

Additional Disruption Events:

Change in Law:	Applicable.

Failure to Deliver:	Applicable.

Hedging Disruption:	Applicable.

Increased Cost of Hedging:	Applicable.
Hedging Party:	For all applicable Additional Disruption Events, Citibank.

Determining Party:	For all applicable Additional Disruption Events, Citibank.

Acknowledgments:

Non-Reliance:	Applicable.

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable.

Additional Acknowledgments:	Applicable.

3.         Account Details:

Payments to Citibank:	To be provided.

Payments to Counterparty:	MXN:

BANCO NACIONAL DE MEXICO, S.A.

SUCURSAL. 870

ACCOUNT: 559220

CLABE: 002180087005592205

BENEFICIARY: BANCO NACIONAL DE MEXICO,

S.A. FIDUCIARIO

1 REFERENCIA: 110975672

2 REFERENCIA: F52986

USD: CITIBANK, N.Y. USA CUENTA: 36206844 ABA: 021000089 SWIFT CODE: CITIUS 33 BENEFICIARY: BANCO NACIONAL DE MEXICO, S.A. FIDUCIARIO FFC: 1109756 CEMENTOS MEXICANOS

4.	Collateral Provisions:

Credit Support Provider:	In relation to Citibank, Not Applicable.

In relation to Counterparty, the Issuer.

Credit Support Document:
In the case of Citibank: The Credit Support Annex, dated as of the date hereof, between Citibank and Counterparty, which supplements, forms part of, and is subject to the Agreement (the “Credit Support Annex”).

In the case of Counterparty:

(i) The Credit Support Annex; (ii) the Contrato de Prenda Bursátil, dated as of the date hereof among Citibank, Counterparty and Monex Casa de Bolsa, S.A. de C.V, Monex Grupo Financiero, as Administrator and Executor and (iii) the Guarantee with respect to this Transaction, the Relevant Option Transaction and the Other Forward Transaction, by the Issuer in favor of Citibank, dated as of the date hereof.

5.	Additional Representations, Warranties and Agreements:

(a) In addition to the representations, warranties and covenants in the Agreement, each of Citibank and Counterparty represents, warrants and covenants to the other party that:

(i)
it (i) is an “accredited investor” as defined in Section 2(a)(15)(ii) of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) is not a U.S. person and is entering into this Transaction in reliance on Regulation S under the Securities Act;

(ii)
it is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended (the “CEA”), and this Confirmation and each Transaction hereunder are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(33) of the CEA;

(iii)
it is not entering into this Transaction on the basis of any material non-public information with respect to the Issuer or the Shares or the American depository receipts of the Issuer (the “CX ADSs”) and it is not aware of any material non-public information with respect thereto;

(iv)
it has not and shall not directly or indirectly violate any applicable law (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in connection with any Transaction under this Confirmation; and

(v)
it is not entering into any Transaction to create, and shall not engage in any other securities or derivatives transactions to create, actual or apparent trading activity in the Shares or CX ADSs (or any security convertible into or exchangeable for Shares or CX ADSs) or to raise or depress or to manipulate the price of the Shares or CX ADSs (or any security convertible into or exchangeable for Shares or CX ADSs).

(b) In addition to the representations, warranties and covenants in the Agreement, Counterparty represents, warrants and covenants to Citibank that:

(i)	it understands that Citibank has no obligation or intention to register this Transaction under the Securities Act or any state securities law or other applicable federal or non-U.S. securities law;

(ii)
it understands that no obligations of Citibank to it hereunder shall be entitled to the benefit of deposit insurance and that such obligations shall not be guaranteed by any Affiliate of Citibank or any governmental agency;

(iii)
IT UNDERSTANDS THAT THIS TRANSACTION IS SUBJECT TO COMPLEX RISKS THAT MAY ARISE WITHOUT WARNING, RELATED MARKETS AND PRICING MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS;

(iv)
each of the representations and warranties made by it and each grantor (fideicomitente – fideicomisario adherente) (each, a “Grantor”) pursuant to the Irrevocable Trust Agreement Number 111339-7 dated March 24, 2008, as amended, with Banco Nacional de Mexico, S.A., Institución de Banca Múltiple, a member of Grupo Financiero Banamex, as Trustee and any agreement pursuant to which a Grantor becomes bound by the terms thereof (including any representation letter related thereto) (together, the “Trust Agreement”) is true and accurate as of the date such representations were executed and delivered and, to the extent the truth and accuracy of any such representation or warranty remains material to Citibank or its Affiliates and such representation or warranty was stated to remain true and accurate in the applicable document, shall remain true and accurate at all times during the term of the Transaction;

(v)
it has sufficient knowledge and expertise to enter into this Transaction and it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as its deems necessary and not upon any view expressed by the other party;

(vi)
it has made its own independent decision to enter into this Transaction, is acting at arm’s length and is not relying on any communication (written or oral) of the other party or its Affiliates as a recommendation or investment advice regarding this Transaction;

(vii)
it has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

(viii)
it understands that Citibank and its Affiliates may have interests with respect to the Transaction that are in conflict with those of Counterparty, and that neither Citibank nor its Affiliates shall be under any obligation to maximize the recovery of any investment by Counterparty;

(ix)
it understands that Citibank and its Affiliates have provided, and in the future may continue to provide, services to the Issuer in return for fees, and that Citibank may, in connection with such services, take actions or positions that are contrary to the interests of Counterparty;

(x)
it understands and acknowledges that Citibank and its Affiliates may from time to time effect transactions for their own account of the account of customers and hold positions in the Shares or CX ADSs or options or other derivative transactions related thereto and that Citibank and its Affiliates may continue to conduct such transactions;

(xi)	it acknowledges and agrees that Citibank is acting as principal on an arm’s-length basis and is not acting as a fiduciary or advisor to it in connection with this Transaction; and

(xii)	it shall deliver to Citibank an opinion of counsel, dated as of the Trade Date, with respect to the matters set forth in Section 3(a) of the Agreement.

6.	Other Provisions:

             (a) Netting of Obligations.  In the event that on the Settlement Date for any Component of this Transaction an Option Cash Settlement Amount is payable under the corresponding Component of the Relevant Option Transaction (such Option Cash Settlement Amount for the purposes hereof determined without regard to the netting provisions set forth in Section 6(a) therein), the Number of Shares to be delivered by Seller for such Component hereunder on the applicable Settlement Date shall be reduced (and may be zero) by a number of Shares selected by the Calculation Agent having a value, together with any reduction in Shares to be delivered under the Other Forward Transaction as a result of the application of Section 6(a) therein, equal to such Option Cash Settlement Amount.  The Calculation Agent shall determine the value of the Shares described in the previous sentence using the closing price per Share and the USD/MXN exchange rate as of the Valuation Time on the first Scheduled Trading Day following the relevant Reference Settlement Date that is not a Disrupted Day.

(b) Bankruptcy Code Acknowledgment.  Each of Citibank and Counterparty agrees and acknowledges that Citibank is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”).  The parties hereto further agree and acknowledge (A) that this Confirmation is intended to be (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Citibank is intended to be entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(c) Indemnification.  Counterparty agrees to indemnify and hold harmless Citibank, its Affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Citibank and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of any of the transactions contemplated by this Confirmation, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty.  Counterparty will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence.  If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability.  Counterparty also agrees that no Indemnified Party shall have any liability to Counterparty or any person asserting claims on behalf of or in right of Counterparty in connection with or as a result of any matter referred to in this Confirmation or any other Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from the breach of a material term of this Confirmation, or the Indemnified Party’s gross negligence or willful misconduct.  The provisions of this Section 6(c) shall survive completion of the Transactions contemplated by this Confirmation and any transfer pursuant to Section 6(d) and shall inure to the benefit of any permitted assignee of Citibank.

(d) Early Termination.  At any time on or after the one year anniversary of the Trade Date of this Transaction and not more frequently than once every three months, Citibank agrees to provide good faith quotations to Counterparty for an early termination (in whole or in part) of this Transaction, such quotations to remain actionable for a period specified by Citibank at such time as such quotations are provided; provided, however that, if any such quotation results in Counterparty requesting an early termination of this Transaction (in whole or in part), any such termination shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such termination shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) any reasonable undertakings by Counterparty (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by Counterparty, as may be requested and reasonably satisfactory to Citibank with respect to clause (i) hereof or otherwise, (iii) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such termination, and (iv) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such termination.

(e) Transfer.  Notwithstanding any provision of the Agreement to the contrary, Citibank may, without the consent of Counterparty, freely transfer and assign its rights and obligations under any Transaction (in whole only and together with the Relevant Option Transaction and the Other Forward Transaction) to (i) CGMI or Citigroup Global Markets Limited (“CGML”), in each case, if such entity has a long-term unsecured debt ratings of at least “A1” (if rated by Moody’s Investors Service, Inc.) or “A+” (if rated by Standard & Poor’s) and (ii) any of Citibank’s Affiliates that have a long-term unsecured debt rating at least equal to that of Citibank; provided that such transfer or assignment shall not result in a Tax Event or violate applicable law.  At any time on or after the one year anniversary of the Trade Date of this Transaction, Counterparty may transfer and assign its rights and obligations under this Transaction (in whole or in part) to any Approved Assignee; provided that such transfer or assignment shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such transfer or assignment shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) the existence at the time of such transfer or assignment of collateral undertakings, reasonably satisfactory to Citibank, between the Approved Assignee and Citibank with respect to any transferred portion of this Transaction, (iii) any reasonable undertakings by Counterparty and the Approved Assignee (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by the Approved Assignee, as may be requested and reasonably satisfactory to Citibank, (iv) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such transfer or assignment, and (v) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such transfer or assignment.

“Approved Assignee” means any nationally- recognized equity derivatives dealer that has a long-term unsecured debt rating at least equal to that of Citibank.

(f) Designation.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Citibank to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Citibank may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Citibank’s obligations in respect of this Transaction and any such designee may assume such obligations.  Citibank shall be discharged of its obligations to Counterparty to the extent of any such performance.

(g) Confidentiality.  Notwithstanding any provision in this Confirmation, any Confirmation or the Agreement, in connection with Section 1.6011-4 of the Treasury Regulations, the parties hereby agree that each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(h) Evidence of Authority.  On the date hereof, Counterparty will provide to Citibank evidence satisfactory to Citibank of its authority to enter into Transactions hereunder and the incumbency of the designated signatory of Counterparty.

(i) Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(j) Severability; Illegality.  If compliance by either party with any provision of a Transaction would be unenforceable or illegal, (i) the parties shall negotiate in good faith to resolve such unenforceability or illegality in a manner that preserves the economic benefits of the transactions contemplated hereby and (ii) the other provisions of the Transaction shall not be invalidated, but shall remain in full force and effect.

(k) Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS OR BENFICIARIES, AS APPLICABLE) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(l) Governing law.  This Confirmation shall be governed by the laws of the State of New York (without reference to choice of law doctrine, other than Section 5-1401 of the New York General Obligations Law).

11.           Additional Schedule Provisions:

(a)	Notices	For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Citibank:

Address	Citibank, N.A.

390 Greenwich Street 5th Floor New York, New York 10013 Address for notices or communications to Citibank:

With a copy to:

Address	Legal Department 388 Greenwich Street 17th Floor New York, New York 10013
Attention:	Department Head

Address for notices or communications to Counterparty:

Banco Nacional de México, S.A., División Fiduciaria, as trustee under trust No. 111339-7 Calzada del Valle No. 350 ote. 1er. Piso Colonia Del Valle

Código Postal 66220 San Pedro Garza García, Nuevo León México with a copy to:

Cemex, S.A.B. de C.V. Address: Av. Ricardo Margain Zozaya 325 Col Valle del Campstre 66265 San Pedro Garza García, N.L., Mexico
Attn:	Gustavo Calvo Irabien Equity Trading & Derivatives – Capital Markets
Phone:	+52(81)88884079
Fax:	+52(81)88884524
E-Mail:	Gustavo.calvo@cemex.com

(b)           Process Agent.  For the purpose of Section 13(c) of the Agreement:

Counterparty appoints as its Process Agent:

  CT Corporation System
  111 Eighth Avenue
  New York, NY 10011

(c)           Delivery of Tax Forms.  For the purposes of Section 4(a)(i) and (ii), Counterparty agrees to deliver such documents as Citibank may request in order to allow Citibank to make a payment under this Transaction without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate including, without limitation, an executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), (i) upon execution of this Transaction; (ii) promptly upon reasonable demand by Citibank; and (iii) promptly upon learning that any such document, including Form W-8BEN (or any successor thereto), previously provided by Counterparty has become obsolete or incorrect.

(d)           Cross Default.  The “Cross Default” provisions of Section 5(a)(vi) will apply to Counterparty and will apply to Citibank; provided that, the phrase “, or becoming capable at such time of being declared,” shall be deleted form Section 5(a)(vi) of the Agreement.

 For purposes of Section 5(a)(vi), the following provisions apply:

“Threshold Amount” means (i) with respect to Citibank, 2% of stockholders’ equity of Citibank; (ii) with respect to Counterparty, zero; and (iii) with respect to Counterparty’s Credit Support Provider, USD 75,000,000.

(e)           Termination Currency.  The Termination Currency will be USD.

If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A.

By:	/s/ H. Hirsch
Authorized Signatory

Accepted and confirmed as
of the Trade Date:
BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
acting solely as trustee under trust No. 111339-7

By:        /s/  M. de los Angeles Montemayor Garza___
Name:       M. de los Angeles Montemayor Garza
Title:         Trust Delegate

By:        /s/  E. N. Wing Treviño_________________
Name:      E. N. Wing Treviño
Title:         Trust Delegate

Executive Version

For each Component of the Transaction, the Number of Shares are set forth below.

Component Number	Number of Shares	Reference Number
1.	1,430,526	NET5582119
2.	1,430,526	NET5582120
3.	1,430,526	NET5582121
4.	1,430,526	NET5582123
5.	1,430,526	NET5582122
6.	1,430,526	NET5583541
7.	1,430,526	NET5582124
8.	1,430,526	NET5582127
9.	1,430,526	NET5582128
10.	1,430,526	NET5582129

Execution Version

Date:	April 23, 2008

To:
Banco Nacional de México, S.A.,
Integrante del Grupo Financiero Banamex,
División Fiduciaria, acting solely as trustee
under trust No. 111339-7 (“Counterparty”)
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

Attn:	Trust No. 111339-7
Phone:	(52 81) 12.26.19.84
Fax:	(52 81) 12.26.20.97

From:	Citibank, N.A. (“Citibank”) 390 Greenwich Street 5th Floor New York, NY 10013

Our Ref.:	As set out in Annex A for each Component

FORWARD TRANSACTION (NAFTRAC SHARES)

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

Citibank is entering into this Transaction as principal and not as an agent for any other party.

CITIGROUP GLOBAL MARKETS INC. (“CGMI”) WILL ACT AS AGENT IN CONNECTION WITH THIS TRANSACTION.  CITIBANK HAS ACTED AS PRINCIPAL IN AND IS YOUR COUNTERPARTY TO THIS TRANSACTION.  CGMI’S OBLIGATIONS AS AGENT ARE STRICTLY LIMITED TO THE DELIVERY OF ANY CASH AND SECURITIES THAT IT ACTUALLY RECEIVES FROM CITIBANK OR COUNTERPARTY, AS THE CASE MAY BE, TO THE OTHER PARTY.  IN TRANSMISSION OF THE CONFIRMATION, CGMI DOES NOT GUARANTEE ANY PARTY’S OBLIGATIONS NOR IS IT PROVIDING INVESTMENT ADVICE OR OTHER SERVICES.

1.           The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation.  In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.  “USD”, “MXN” and “Business Day” each have the meaning assigned in the 2006 ISDA Definitions, as published by ISDA.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation, together with all other documents referring to the ISDA 2002 Master Agreement, as published by ISDA (the “Agreement”) (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between you and us, including the Option Transaction (the “Relevant Option Transaction”) and the Forward Transaction referencing shares of Nacional Financiera S.N.C. (NAFTRAC) (the “Other Forward Transaction”), in each case, dated as of the date hereof, shall supplement, form a part of, and be subject to an agreement in the form of the Agreement (excluding any Schedule but including the elections set forth in this Confirmation and in the Credit Support Annex specified below) on the Trade Date of the first such Transaction between us.  All provisions contained or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2.           The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	April 4, 2008.

Seller:	Citibank.

Buyer:	Counterparty.

Shares:	Ordinary Participation Certificates (Certificados de Participación Ordinarios) of Nacional Financiera S.N.C. (NAFTRAC) (the “Issuer”) (Bloomberg identifier: “NAFTRAC MM”).

Components:
The Transaction will be divided into individual Components, each with the respective terms set forth in this Confirmation, and in particular with the Number of Shares specified in Annex A to this Confirmation.  The deliveries to be made upon settlement of the Transaction shall be determined separately for each Component as if such Component were a separate Transaction under the Agreement.

Number of Shares:	For each Component, the Number of Shares provided in Annex A to this Confirmation.

Forward Price:	USD 2.8750.

Prepayment:	Applicable.

Prepayment Amount:	For all Components in the aggregate, an amount in USD equal to the Forward Price multiplied by the aggregate Number of Shares.

Prepayment Date:	The Trade Date.

Variable Obligation:	Not Applicable.

Exchange:	Mexican Stock Exchange (Bolsa Mexicana de Valores, S.A. de C.V.).

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Related Exchange(s):	All Exchanges.

Calculation Agent:	Citibank.

Business Days:	New York and Mexico City.

Settlement Terms:

In respect of any Component:

Physical Settlement:	Applicable.

Settlement Date:	The Cash Settlement Payment Date for the corresponding Component under the Relevant Option Transaction.

Reference Settlement Date:	The Valuation Date for the corresponding Component under the Relevant Option Transaction.

Market Disruption Event:
The third and fourth lines of Section 6.3(a) of the Equity Definitions are hereby amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time” and replacing them with “at any time prior to the relevant Valuation Time”.

Section 6.3(b) of the Equity Definitions is hereby amended by inserting the words “or a suspension of or material limitation imposed on trading in Mexican Pesos.” after the words “(ii) in futures or options contracts relating to the Shares on any relevant Related Exchange”.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Settlement Method Election:	Not Applicable.

Dividends:

In respect of any Component:

Dividend Period:	The period from and including the Trade Date to but excluding the Settlement Date.

Dividend Payment:
With respect to any Dividend Amount paid or delivered by the Issuer to holders of record of a Share on or prior to the relevant Reference Settlement Date, on the first Scheduled Trading Day that is not a Disrupted Day immediately following the first Currency Business Day

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such Dividend Amount is so paid or delivered, the Calculation Agent shall adjust the Number of Shares to be increased by a number equal to such Dividend Amount divided by the closing price per Share (after giving effect to any reinvestment discount then in effect) on such Scheduled Trading Day.  The Calculation Agent shall have the discretion to make such an adjustment notwithstanding the fact that a Scheduled Trading Day is a Disrupted Day if it determines that the relevant Market Disruption Event does not have a material impact on the determination of the closing price per Share on such Scheduled Trading Day.

Dividend Amount:
An amount in MXN equal to the Record Amount multiplied by the Number of Shares. To the extent that the Record Amount is not in the form of MXN (whether in another currency, securities or any other asset), the Calculation Agent shall determine the fair market value in MXN of such amount in a commercially reasonable manner.

Section 9.2(a)(iii) of the Equity Definitions is amended by deleting the words “the Excess Dividend Amount, if any, and”.

The definition of “Record Amount” in Section 10.1 of the Equity Definitions is amended by replacing in the second line thereof the words “the gross cash dividend per Share” with “the cash dividend per Share, net of any withholding or deduction of taxes at the source by or on behalf of any applicable taxing authority,” and adding thereafter the phrase “(including any Extraordinary Dividend) and any non-cash dividend or other distribution paid or delivered by the Issuer to holders of record of a Share (other than in the form of Shares)”.

Adjustments:

Method of Adjustment:
Calculation Agent Adjustment; provided, however, that the Equity Definitions shall be amended by replacing the words “diluting or concentrative” in Sections 11.2(a), 11.2(c) (in two instances) and 11.2(e)(vii) with the word “material” and by adding the words “or the Transaction” after the words “theoretical value of the relevant Shares” in Sections 11.2(a), 11.2(c) and 11.2(e)(vii); provided, further, that adjustments may be made to account for changes in volatility, expected dividends, stock loan rate and liquidity relative to the relevant Share or the Transaction.

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Potential Adjustment Event:	Section 11.2(e) of the Equity Definitions is amended by deleting clauses (iii) and (iv) thereof.

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Tender Offer:	Applicable.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Composition of Combined

Composition of Combined
Consideration:	Not Applicable.

Nationalization, Insolvency
or Delisting:	Cancellation and Payment.

Determining Party:	For all applicable Extraordinary Events, Citibank.

Additional Disruption Events:

Change in Law:	Applicable.

Failure to Deliver:	Applicable.

Hedging Disruption:	Applicable.

Increased Cost of Hedging:	Applicable.
Hedging Party:	For all applicable Additional Disruption Events, Citibank.

Determining Party:	For all applicable Additional Disruption Events, Citibank.

Acknowledgments:

Non-Reliance:	Applicable.

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable.

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Additional Acknowledgments:	Applicable.

3.         Account Details:

Payments to Citibank:	To be provided.

Payments to Counterparty:	MXN:

BANCO NACIONAL DE MEXICO, S.A.

SUCURSAL. 870

ACCOUNT: 559220

CLABE: 002180087005592205

BENEFICIARY: BANCO NACIONAL DE MEXICO,

S.A. FIDUCIARIO

1 REFERENCIA: 110975672

2 REFERENCIA: F52986

USD: CITIBANK, N.Y. USA CUENTA: 36206844 ABA: 021000089 SWIFT CODE: CITIUS 33 BENEFICIARY: BANCO NACIONAL DE MEXICO, S.A. FIDUCIARIO FFC: 1109756 CEMENTOS MEXICANOS

4.	Collateral Provisions:

Credit Support Provider:	In relation to Citibank, Not Applicable.

In relation to Counterparty, Cemex, S.A.B. de C.V. ("Cemex") the Issuer.

Credit Support Document:
In the case of Citibank: The Credit Support Annex, dated as of the date hereof, between Citibank and Counterparty, which supplements, forms part of, and is subject to the Agreement (the “Credit Support Annex”).

In the case of Counterparty:

(i) The Credit Support Annex; (ii) the Contrato de Prenda Bursátil, dated as of the date hereof among Citibank, Counterparty and Monex Casa de Bolsa, S.A. de C.V, Monex Grupo Financiero, as Administrator and Executor and (iii) the Guarantee with respect to this Transaction, the Relevant Option Transaction and the Other Forward Transaction, by the Issuer in favor of Citibank, dated as of the date hereof.

5.	Additional Representations, Warranties and Agreements:

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(a)  In addition to the representations, warranties and covenants in the Agreement, each of Citibank and Counterparty represents, warrants and covenants to the other party that:

(xiii)
it (i) is an “accredited investor” as defined in Section 2(a)(15)(ii) of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) is not a U.S. person and is entering into this Transaction in reliance on Regulation S under the Securities Act;

(xii)
it is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended (the “CEA”), and this Confirmation and each Transaction hereunder are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(33) of the CEA;

(xv)
it is not entering into this Transaction on the basis of any material non-public information with respect to the Issuer or the Shares or the American depository receipts of the Issuer (the “CX ADSs”) and it is not aware of any material non-public information with respect thereto;

(xvi)
it has not and shall not directly or indirectly violate any applicable law (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in connection with any Transaction under this Confirmation; and

(xvii)
it is not entering into any Transaction to create, and shall not engage in any other securities or derivatives transactions to create, actual or apparent trading activity in the Shares, shares of Cemex or CX ADSs (or any security convertible into or exchangeable for Shares, shares of Cemex or CX ADSs) or to raise or depress or to manipulate the price of the Shares, shares of Cemex or CX ADSs (or any security convertible into or exchangeable for Shares, shares of Cemex or CX ADSs).

(b)  In addition to the representations, warranties and covenants in the Agreement, Counterparty represents, warrants and covenants to Citibank that:

(xviii)	it understands that Citibank has no obligation or intention to register this Transaction under the Securities Act or any state securities law or other applicable federal or non-U.S. securities law;

(xix)
it understands that no obligations of Citibank to it hereunder shall be entitled to the benefit of deposit insurance and that such obligations shall not be guaranteed by any Affiliate of Citibank or any governmental agency;

(xx)
IT UNDERSTANDS THAT THIS TRANSACTION IS SUBJECT TO COMPLEX RISKS THAT MAY ARISE WITHOUT WARNING, RELATED MARKETS AND PRICING MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS;

(xxi)
each of the representations and warranties made by it and each grantor (fideicomitente – fideicomisario adherente) (each, a “Grantor”) pursuant to the Irrevocable Trust Agreement Number 111339-7 dated March 24, 2008, as amended, with Banco Nacional de Mexico, S.A., Institución de Banca Múltiple, a member of Grupo Financiero Banamex,

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as Trustee and any agreement pursuant to which a Grantor becomes bound by the terms thereof (including any representation letter related thereto) (together, the “Trust Agreement”) is true and accurate as of the date such representations were executed and delivered and, to the extent the truth and accuracy of any such representation or warrantyremains material to Citibank or its Affiliates and such representation or warranty was stated to remain true and accurate in the applicable document, shall remain true and accurate at all times during the term of the Transaction;

(xxii)
it has sufficient knowledge and expertise to enter into this Transaction and it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as its deems necessary and not upon any view expressed by the other party;

(xxiii)
it has made its own independent decision to enter into this Transaction, is acting at arm’s length and is not relying on any communication (written or oral) of the other party or its Affiliates as a recommendation or investment advice regarding this Transaction;

(xxiv)
it has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

(xxv)
it understands that Citibank and its Affiliates may have interests with respect to the Transaction that are in conflict with those of Counterparty, and that neither Citibank nor its Affiliates shall be under any obligation to maximize the recovery of any investment by Counterparty;

(xxvi)
it understands that Citibank and its Affiliates have provided, and in the future may continue to provide, services to the Issuer in return for fees, and that Citibank may, in connection with such services, take actions or positions that are contrary to the interests of Counterparty;

(xxviii)
it understands and acknowledges that Citibank and its Affiliates may from time to time effect transactions for their own account of the account of customers and hold positions in the Shares or CX ADSs or options or other derivative transactions related thereto and that Citibank and its Affiliates may continue to conduct such transactions;

(xxviii)	it acknowledges and agrees that Citibank is acting as principal on an arm’s-length basis and is not acting as a fiduciary or advisor to it in connection with this Transaction; and

(xxix)	it shall deliver to Citibank an opinion of counsel, dated as of the Trade Date, with respect to the matters set forth in Section 3(a) of the Agreement.

6.	Other Provisions:

             (m) Netting of Obligations.  In the event that on the Settlement Date for any Component of this Transaction an Option Cash Settlement Amount is payable under the corresponding Component of the Relevant Option Transaction (such Option Cash Settlement Amount for the purposes hereof determined without regard to the netting provisions set forth in Section 6(a) therein), the Number of Shares to be delivered by Seller for such Component hereunder on the applicable Settlement Date shall be reduced (and may be zero) by a number of Shares selected by the Calculation Agent having a value, together with

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any reduction in Shares to be delivered under the Other Forward Transaction as a result of the application of Section 6(a) therein, equal to such Option Cash Settlement Amount.  The Calculation Agent shall determine the value of the Shares described in the previous sentence using the closing price per Share and the USD/MXN exchange rate as of the Valuation Time on the first Scheduled Trading Day following the relevant Reference Settlement Date that is not a Disrupted Day.

(n) Bankruptcy Code Acknowledgment.  Each of Citibank and Counterparty agrees and acknowledges that Citibank is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”).  The parties hereto further agree and acknowledge (A) that this Confirmation is intended to be (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Citibank is intended to be entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(o) Indemnification.  Counterparty agrees to indemnify and hold harmless Citibank, its Affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Citibank and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of any of the transactions contemplated by this Confirmation, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty.  Counterparty will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence.  If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability.  Counterparty also agrees that no Indemnified Party shall have any liability to Counterparty or any person asserting claims on behalf of or in right of Counterparty in connection with or as a result of any matter referred to in this Confirmation or any other Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from the breach of a material term of this Confirmation, or the Indemnified Party’s gross negligence or willful misconduct.  The provisions of this Section 6(c) shall survive completion of the Transactions contemplated by this Confirmation and any transfer pursuant to Section 6(d) and shall inure to the benefit of any permitted assignee of Citibank.

(p) Early Termination.  At any time on or after the one year anniversary of the Trade Date of this Transaction and not more frequently than once every three months, Citibank agrees to provide good faith quotations to Counterparty for an early termination (in whole or in part) of this Transaction, such

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quotations to remain actionable for a period specified by Citibank at such time as such quotations are provided; provided, however that, if any such quotation results in Counterparty requesting an early termination of this Transaction (in whole or in part), any such termination shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such termination shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) any reasonable undertakings by Counterparty (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by Counterparty, as may be requested and reasonably satisfactory to Citibank with respect to clause (i) hereof or otherwise, (iii) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such termination, and (iv) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such termination.

(q) Transfer.  Notwithstanding any provision of the Agreement to the contrary, Citibank may, without the consent of Counterparty, freely transfer and assign its rights and obligations under any Transaction (in whole only and together with the Relevant Option Transaction and the Other Forward Transaction) to (i) CGMI or Citigroup Global Markets Limited (“CGML”), in each case, if such entity has a long-term unsecured debt ratings of at least “A1” (if rated by Moody’s Investors Service, Inc.) or “A+” (if rated by Standard & Poor’s) and (ii) any of Citibank’s Affiliates that have a long-term unsecured debt rating at least equal to that of Citibank; provided that such transfer or assignment shall not result in a Tax Event or violate applicable law.  At any time on or after the one year anniversary of the Trade Date of this Transaction, Counterparty may transfer and assign its rights and obligations under this Transaction (in whole or in part) to any Approved Assignee; provided that such transfer or assignment shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such transfer or assignment shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) the existence at the time of such transfer or assignment of collateral undertakings, reasonably satisfactory to Citibank, between the Approved Assignee and Citibank with respect to any transferred portion of this Transaction, (iii) any reasonable undertakings by Counterparty and the Approved Assignee (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by the Approved Assignee, as may be requested and reasonably satisfactory to Citibank, (iv) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such transfer or assignment, and (v) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such transfer or assignment.

“Approved Assignee” means any nationally- recognized equity derivatives dealer that has a long-term unsecured debt rating at least equal to that of Citibank.

(r) Designation.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Citibank to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Citibank may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Citibank’s obligations in respect of this Transaction and any such designee may assume such obligations.  Citibank shall be discharged of its obligations to Counterparty to the extent of any such performance.

(s) Confidentiality.  Notwithstanding any provision in this Confirmation, any Confirmation or the Agreement, in connection with Section 1.6011-4 of the Treasury Regulations, the parties hereby agree that each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party

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relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(t) Evidence of Authority.  On the date hereof, Counterparty will provide to Citibank evidence satisfactory to Citibank of its authority to enter into Transactions hereunder and the incumbency of the designated signatory of Counterparty.

(u) Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(v) Severability; Illegality.  If compliance by either party with any provision of a Transaction would be unenforceable or illegal, (i) the parties shall negotiate in good faith to resolve such unenforceability or illegality in a manner that preserves the economic benefits of the transactions contemplated hereby and (ii) the other provisions of the Transaction shall not be invalidated, but shall remain in full force and effect.

(w) Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS OR BENFICIARIES, AS APPLICABLE) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(x) Governing law.  This Confirmation shall be governed by the laws of the State of New York (without reference to choice of law doctrine, other than Section 5-1401 of the New York General Obligations Law).

11.           Additional Schedule Provisions:

(a)	Notices.	For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Citibank:

Address	Citibank, N.A.

390 Greenwich Street 5th Floor New York, New York 10013 Address for notices or communications to Citibank:

With a copy to:

Address	Legal Department 388 Greenwich Street 17th Floor New York, New York 10013
Attention:	Department Head

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Address for notices or communications to Counterparty:

Banco Nacional de México, S.A.,
División Fiduciaria,
as trustee under trust No. 111339-7
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

with a copy to:

Cemex, S.A.B. de C.V. Address: Av. Ricardo Margain Zozaya 325 Col Valle del Campstre 66265 San Pedro Garza García, N.L., Mexico
Attn:	Gustavo Calvo Irabien Equity Trading & Derivatives – Capital Markets
Phone:	+52(81)88884079
Fax:	+52(81)88884524
E-Mail:	Gustavo.calvo@cemex.com

(b)           Process Agent.  For the purpose of Section 13(c) of the Agreement:

Counterparty appoints as its Process Agent:

  CT Corporation System
  111 Eighth Avenue
  New York, NY 10011

(c)           Delivery of Tax Forms.  For the purposes of Section 4(a)(i) and (ii), Counterparty agrees to deliver such documents as Citibank may request in order to allow Citibank to make a payment under this Transaction without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate including, without limitation, an executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), (i) upon execution of this Transaction; (ii) promptly upon reasonable demand by Citibank; and (iii) promptly upon learning that any such document, including Form W-8BEN (or any successor thereto), previously provided by Counterparty has become obsolete or incorrect.

(d)           Cross Default.  The “Cross Default” provisions of Section 5(a)(vi) will apply to Counterparty and will apply to Citibank; provided that, the phrase “, or becoming capable at such time of being declared,” shall be deleted form Section 5(a)(vi) of the Agreement.

 For purposes of Section 5(a)(vi), the following provisions apply:

“Threshold Amount” means (i) with respect to Citibank, 2% of stockholders’ equity of Citibank; (ii) with respect to Counterparty, zero; and (iii) with respect to Counterparty’s Credit Support Provider, USD 75,000,000.

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(e)           Termination Currency.  The Termination Currency will be USD.

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If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A.

By:	/s/ H. Hirsch
Authorized Signatory

Accepted and confirmed as
of the Trade Date:
BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
acting solely as trustee under trust No. 111339-7

By:        /s/  M. de los Angeles Montemayor Garza___
Name:       M. de los Angeles Montemayor Garza
Title:         Trust Delegate

By:        /s/  E. N. Wing Treviño_________________
Name:      E. N. Wing Treviño
Title:         Trust Delegate

Executive Version

For each Component of the Transaction, the Number of Shares are set forth below.

Component Number	Number of Shares	Reference Number
1.	1,330,447	NET5582131
2.	1,330,447	NET5582132
3.	1,330,447	NET5582133
4.	1,330,447	NET5582134
5.	1,330,447	NET5582135
6.	1,330,447	NET5583536
7.	1,330,447	NET5582137
8.	1,330,447	NET5582138
9.	1,330,447	NET5582139
10.	1,330,447	NET5582140

Execution Version

Date:	April 23, 2008

To:
Banco Nacional de México, S.A.,
Integrante del Grupo Financiero Banamex,
División Fiduciaria, acting solely as trustee
under trust No. 111339-7 (“Counterparty”)
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

Attn:	Trust No. 111339-7
Phone:	(52 81) 12.26.19.84
Fax:	(52 81) 12.26.20.97

From:	Citibank, N.A. (“Citibank”) 390 Greenwich Street 5th Floor New York, NY 10013

Our Ref.:	As set out in Annex A for each Component

PUT OPTION TRANSACTION

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

Citibank is entering into this Transaction as principal and not as an agent for any other party.

CITIGROUP GLOBAL MARKETS INC. (“CGMI”) WILL ACT AS AGENT IN CONNECTION WITH THIS TRANSACTION.  CITIBANK HAS ACTED AS PRINCIPAL IN AND IS YOUR COUNTERPARTY TO THIS TRANSACTION.  CGMI’S OBLIGATIONS AS AGENT ARE STRICTLY LIMITED TO THE DELIVERY OF ANY CASH AND SECURITIES THAT IT ACTUALLY RECEIVES FROM CITIBANK OR COUNTERPARTY, AS THE CASE MAY BE, TO THE OTHER PARTY.  IN TRANSMISSION OF THE CONFIRMATION, CGMI DOES NOT GUARANTEE ANY PARTY’S OBLIGATIONS NOR IS IT PROVIDING INVESTMENT ADVICE OR OTHER SERVICES.

1.           The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation.  In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.  “USD”, “MXN” and “Business Day” each have the meaning assigned in the 2006 ISDA Definitions, as published by ISDA.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation, together with all other documents referring to the ISDA 2002 Master Agreement, as published by ISDA (the “Agreement”) (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between you and us, including the Forward Transaction (the “Relevant Forward Transaction”),

shall supplement, form a part of, and be subject to an agreement in the form of the Agreement (excluding any Schedule but including the elections set forth in this Confirmation and in the Credit Support Annex specified below) on the Trade Date of the first such Transaction between us.  All provisions contained or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2.           The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	April 4, 2008.

Option Style:	European.

Option Type:	Put.

Seller:	Counterparty.

Buyer:	Citibank.

Shares:	Ordinary Participation Certificates (Certificados de Participación Ordinarios) of Cemex, S.A.B. de C.V. (the “Issuer”) (Bloomberg identifier: “CEMEXCP MM”).

Components:
The Transaction will be divided into individual Components, each with the respective terms set forth in this Confirmation, and in particular with the Number of Shares specified in Annex A to this Confirmation.  The deliveries to be made upon settlement of the Transaction shall be determined separately for each Component as if such Component were a separate Transaction under the Agreement.

Number of Options:	For each Component, the Number of Shares provided in Annex A to this Confirmation.

Option Entitlement:	USD 2.6738.

Strike Price:	USD 3.2086.

Premium:	For all Components in the aggregate, an amount in USD equal to 25.5% multiplied by the Initial Reference Price multiplied by the aggregate Number of Options.

Prepayment Date:	The Trade Date.

Variable Obligation:	Not Applicable.

Exchange:	Mexican Stock Exchange (Bolsa Mexicana de Valores, S.A. de C.V.).

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Related Exchange(s):	All Exchanges.

Calculation Agent:	Citibank.

Business Days:	New York and Mexico City.

Settlement Terms:

In respect of any Component:

Expiration Time:	The Valuation Time.

Expiration Date:
As provided in Annex A to this Confirmation (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Component); provided that if that date is a Disrupted Day, the Expiration Date for such Component shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day and is not an Expiration Date in respect of any other Component of the Transaction hereunder; and provided further that if the Expiration Date has not occurred pursuant to the preceding proviso as of the Final Disruption Date, the Final Disruption Date shall be the Expiration Date (irrespective of whether such date is an Expiration Date in respect of any other Component for the Transaction) and the VWAP Price shall be reasonably determined by the Calculation Agent.  Notwithstanding the foregoing and anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Expiration Date, the Calculation Agent may determine that such Expiration Date is a Disrupted Day only in part, in which case the Calculation Agent shall determine that such day shall be the Expiration Date for a portion of the Number of Options for the relevant Component and shall designate the Scheduled Trading Day determined in the manner described in the immediately preceding sentence as the Expiration Date for the remaining Options for such Component.  Section 6.6 of the Equity Definitions shall not apply to any Valuation Date and the final sentence of Section 3.1(f) of the Equity Definitions shall not apply to any Expiration Date.  “Final Disruption Date” means the fifth Scheduled Trading Day after April 23, 2013.

Market Disruption Event:
The third and fourth lines of Section 6.3(a) of the Equity Definitions are hereby amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time” and replacing them with “at any time prior to the relevant Valuation Time”.

Section 6.3(b) of the Equity Definitions is hereby amended by inserting the words “or a suspension of or material limitation imposed on trading in Mexican Pesos.” after the words “(ii) in futures or options contracts relating to the Shares on any relevant Related Exchange”.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Automatic Exercise:	Applicable.

Valuation:

In respect of any Component:

Valuation Date:	The Exercise Date.

Settlement Terms:

In respect of any Component:

Cash Settlement:	Applicable.

Settlement Currency:	USD.

Settlement Price:	The VWAP Price multiplied by the Final Exchange Rate.

VWAP Price:
Notwithstanding Section 7.3 of the Equity Definitions, the Settlement Price will be equal to the volume-weighted average price per Share on the Valuation Date as displayed under the heading “Bloomberg VWAP” on Bloomberg page “CEMEXCP MM <equity> VAP” (or any successor thereto), or if such price is not so reported on such Valuation Date for any reason or is, in the Calculation Agent’s reasonable discretion notified to the Counterparty in reasonable detail, erroneous, such VWAP Price shall be as reasonably determined by the Calculation Agent.

Cash Settlement Payment Date:
The fourth Business Day after the Valuation Date; provided that if such date is not a Clearance System Business Day, the first Clearance System Business Day after such date, subject to Section 6(a) below.

Strike Price Differential:	The amount equal to the greater of (a) the excess of (i) the Strike Price over (ii) the Settlement Price and (b) zero.

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Final Exchange Rate:
The average USD/MXN exchange rate on the Valuation Date (expressed as a number of USD per MXN), as determined by the Calculation Agent, which determination may be made by reference to the notionally-weighted average of the rates of exchange at which Citibank actually exchanged MXN for USD for value during the course of the day on such Valuation Date.

Dividends:

Dividend Amount:
If at any time during the period from but excluding the Trade Date to and including the Expiration Date an ex-dividend date for a distribution of any stock dividend occurs with respect to the Shares, then the Calculation Agent shall adjust (i) the Number of Options to be increased by, and (ii) the Strike Price to be decreased by, the percentage increase in the number of outstanding Shares of the Issuer resulting from such distribution of any stock dividend (taking into account the shareholder participation rate in such distribution of any stock dividend).

Share Adjustments:

Method of Adjustment:
Calculation Agent Adjustment; provided, however, that the Equity Definitions shall be amended by replacing the words “diluting or concentrative” in Sections 11.2(a), 11.2(c) (in two instances) and 11.2(e)(vii) with the word “material” and by adding the words “or the Transaction” after the words “theoretical value of the relevant Shares” in Sections 11.2(a), 11.2(c) and 11.2(e)(vii); provided, further, that adjustments may be made to account for changes in volatility, expected dividends, stock loan rate and liquidity relative to the relevant Share or the Transaction.

Potential Adjustment Event:	Section 11.2(e) of the Equity Definitions is amended by deleting clause (iv) thereof.

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Tender Offer:	Applicable.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Composition of Combined

Composition of Combined
Consideration:	Not Applicable.

Nationalization, Insolvency
or Delisting:	Cancellation and Payment (Calculation Agent Determination).

Additional Disruption Events:

Change in Law:	Applicable.

Failure to Deliver:	Applicable.

Hedging Disruption:	Applicable.

Increased Cost of Hedging:	Applicable.

Hedging Party:	For all applicable Additional Disruption Events, Citibank.

Determining Party:	For all applicable Additional Disruption Events, Citibank.

Acknowledgments:

Non-Reliance:	Applicable.

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable.

Additional Acknowledgments:	Applicable.

3.         Account Details:

Payments to Citibank:	To be provided.

Payments to Counterparty:	MXN:

BANCO NACIONAL DE MEXICO, S.A.

SUCURSAL. 870

ACCOUNT: 559220

CLABE: 002180087005592205

BENEFICIARY: BANCO NACIONAL DE MEXICO,

S.A. FIDUCIARIO

1 REFERENCIA: 110975672

2 REFERENCIA: F52986

USD: CITIBANK, N.Y. USA CUENTA: 36206844 ABA: 021000089 SWIFT CODE: CITIUS 33 BENEFICIARY: BANCO NACIONAL DE MEXICO, S.A. FIDUCIARIO FFC: 1109756 CEMENTOS MEXICANOS

4.	Collateral Provisions:

Credit Support Provider:	In relation to Citibank, Not Applicable.

In relation to Counterparty, Cemex, S.A.B. de C.V. ("Cemex") the Issuer.

Credit Support Document:
In the case of Citibank: The Credit Support Annex, dated as of the date hereof, between Citibank and Counterparty, which supplements, forms part of, and is subject to the Agreement (the “Credit Support Annex”).

In the case of Counterparty:

(i) The Credit Support Annex; (ii) the Contrato de Prenda Bursátil, dated as of the date hereof among Citibank, Counterparty and Monex Casa de Bolsa, S.A. de C.V, Monex Grupo Financiero, as Administrator and Executor and (iii) the Guarantee with respect to this Transaction, the Relevant Option Transaction and the Other Forward Transaction, by the Issuer in favor of Citibank, dated as of the date hereof.

5.	Additional Representations, Warranties and Agreements:

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(a)  In addition to the representations, warranties and covenants in the Agreement, each of Citibank and Counterparty represents, warrants and covenants to the other party that:

(xiii)
it (i) is an “accredited investor” as defined in Section 2(a)(15)(ii) of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) is not a U.S. person and is entering into this Transaction in reliance on Regulation S under the Securities Act;

(xii)
it is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended (the “CEA”), and this Confirmation and each Transaction hereunder are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(33) of the CEA;

(xv)
it is not entering into this Transaction on the basis of any material non-public information with respect to the Issuer or the Shares or the American depository receipts of the Issuer (the “CX ADSs”) and it is not aware of any material non-public information with respect thereto;

(xvi)
it has not and shall not directly or indirectly violate any applicable law (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in connection with any Transaction under this Confirmation; and

(xvii)
it is not entering into any Transaction to create, and shall not engage in any other securities or derivatives transactions to create, actual or apparent trading activity in the Shares, shares of Cemex or CX ADSs (or any security convertible into or exchangeable for Shares, shares of Cemex or CX ADSs) or to raise or depress or to manipulate the price of the Shares, shares of Cemex or CX ADSs (or any security convertible into or exchangeable for Shares, shares of Cemex or CX ADSs).

(b)  In addition to the representations, warranties and covenants in the Agreement, Counterparty represents, warrants and covenants to Citibank that:

(xviii)	it understands that Citibank has no obligation or intention to register this Transaction under the Securities Act or any state securities law or other applicable federal or non-U.S. securities law;

(xix)
it understands that no obligations of Citibank to it hereunder shall be entitled to the benefit of deposit insurance and that such obligations shall not be guaranteed by any Affiliate of Citibank or any governmental agency;

(xx)
IT UNDERSTANDS THAT THIS TRANSACTION IS SUBJECT TO COMPLEX RISKS THAT MAY ARISE WITHOUT WARNING, RELATED MARKETS AND PRICING MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS;

(xxi)
each of the representations and warranties made by it and each grantor (fideicomitente – fideicomisario adherente) (each, a “Grantor”) pursuant to the Irrevocable Trust Agreement Number 111339-7 dated March 24, 2008, as amended, with Banco Nacional de Mexico, S.A., Institución de Banca Múltiple, a member of Grupo Financiero Banamex,

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as Trustee and any agreement pursuant to which a Grantor becomes bound by the terms thereof (including any representation letter related thereto) (together, the “Trust Agreement”) is true and accurate as of the date such representations were executed and delivered and, to the extent the truth and accuracy of any such representation or warrantyremains material to Citibank or its Affiliates and such representation or warranty was stated to remain true and accurate in the applicable document, shall remain true and accurate at all times during the term of the Transaction;

(xxii)
it has sufficient knowledge and expertise to enter into this Transaction and it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as its deems necessary and not upon any view expressed by the other party;

(xxiii)
it has made its own independent decision to enter into this Transaction, is acting at arm’s length and is not relying on any communication (written or oral) of the other party or its Affiliates as a recommendation or investment advice regarding this Transaction;

(xxiv)
it has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

(xxv)
it understands that Citibank and its Affiliates may have interests with respect to the Transaction that are in conflict with those of Counterparty, and that neither Citibank nor its Affiliates shall be under any obligation to maximize the recovery of any investment by Counterparty;

(xxvi)
it understands that Citibank and its Affiliates have provided, and in the future may continue to provide, services to the Issuer in return for fees, and that Citibank may, in connection with such services, take actions or positions that are contrary to the interests of Counterparty;

(xxviii)
it understands and acknowledges that Citibank and its Affiliates may from time to time effect transactions for their own account of the account of customers and hold positions in the Shares or CX ADSs or options or other derivative transactions related thereto and that Citibank and its Affiliates may continue to conduct such transactions;

(xxviii)	it acknowledges and agrees that Citibank is acting as principal on an arm’s-length basis and is not acting as a fiduciary or advisor to it in connection with this Transaction; and

(xxix)	it shall deliver to Citibank an opinion of counsel, dated as of the Trade Date, with respect to the matters set forth in Section 3(a) of the Agreement.

6.	Other Provisions:

             (m) Netting of Obligations.  In the event that on the Settlement Date for any Component of this Transaction an Option Cash Settlement Amount is payable under the corresponding Component of the Relevant Option Transaction (such Option Cash Settlement Amount for the purposes hereof determined without regard to the netting provisions set forth in Section 6(a) therein), the Number of Shares to be delivered by Seller for such Component hereunder on the applicable Settlement Date shall be reduced (and may be zero) by a number of Shares selected by the Calculation Agent having a value, together with

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any reduction in Shares to be delivered under the Other Forward Transaction as a result of the application of Section 6(a) therein, equal to such Option Cash Settlement Amount.  The Calculation Agent shall determine the value of the Shares described in the previous sentence using the closing price per Share and the USD/MXN exchange rate as of the Valuation Time on the first Scheduled Trading Day following the relevant Reference Settlement Date that is not a Disrupted Day.

(n) Bankruptcy Code Acknowledgment.  Each of Citibank and Counterparty agrees and acknowledges that Citibank is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”).  The parties hereto further agree and acknowledge (A) that this Confirmation is intended to be (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Citibank is intended to be entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(o) Indemnification.  Counterparty agrees to indemnify and hold harmless Citibank, its Affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Citibank and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of any of the transactions contemplated by this Confirmation, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty.  Counterparty will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence.  If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability.  Counterparty also agrees that no Indemnified Party shall have any liability to Counterparty or any person asserting claims on behalf of or in right of Counterparty in connection with or as a result of any matter referred to in this Confirmation or any other Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from the breach of a material term of this Confirmation, or the Indemnified Party’s gross negligence or willful misconduct.  The provisions of this Section 6(c) shall survive completion of the Transactions contemplated by this Confirmation and any transfer pursuant to Section 6(d) and shall inure to the benefit of any permitted assignee of Citibank.

(p) Early Termination.  At any time on or after the one year anniversary of the Trade Date of this Transaction and not more frequently than once every three months, Citibank agrees to provide good faith quotations to Counterparty for an early termination (in whole or in part) of this Transaction, such

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quotations to remain actionable for a period specified by Citibank at such time as such quotations are provided; provided, however that, if any such quotation results in Counterparty requesting an early termination of this Transaction (in whole or in part), any such termination shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such termination shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) any reasonable undertakings by Counterparty (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by Counterparty, as may be requested and reasonably satisfactory to Citibank with respect to clause (i) hereof or otherwise, (iii) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such termination, and (iv) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such termination.

(q) Transfer.  Notwithstanding any provision of the Agreement to the contrary, Citibank may, without the consent of Counterparty, freely transfer and assign its rights and obligations under any Transaction (in whole only and together with the Relevant Option Transaction and the Other Forward Transaction) to (i) CGMI or Citigroup Global Markets Limited (“CGML”), in each case, if such entity has a long-term unsecured debt ratings of at least “A1” (if rated by Moody’s Investors Service, Inc.) or “A+” (if rated by Standard & Poor’s) and (ii) any of Citibank’s Affiliates that have a long-term unsecured debt rating at least equal to that of Citibank; provided that such transfer or assignment shall not result in a Tax Event or violate applicable law.  At any time on or after the one year anniversary of the Trade Date of this Transaction, Counterparty may transfer and assign its rights and obligations under this Transaction (in whole or in part) to any Approved Assignee; provided that such transfer or assignment shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such transfer or assignment shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) the existence at the time of such transfer or assignment of collateral undertakings, reasonably satisfactory to Citibank, between the Approved Assignee and Citibank with respect to any transferred portion of this Transaction, (iii) any reasonable undertakings by Counterparty and the Approved Assignee (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by the Approved Assignee, as may be requested and reasonably satisfactory to Citibank, (iv) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such transfer or assignment, and (v) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such transfer or assignment.

“Approved Assignee” means any nationally- recognized equity derivatives dealer that has a long-term unsecured debt rating at least equal to that of Citibank.

(r) Designation.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Citibank to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Citibank may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Citibank’s obligations in respect of this Transaction and any such designee may assume such obligations.  Citibank shall be discharged of its obligations to Counterparty to the extent of any such performance.

(s) Confidentiality.  Notwithstanding any provision in this Confirmation, any Confirmation or the Agreement, in connection with Section 1.6011-4 of the Treasury Regulations, the parties hereby agree that each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party

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relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(t) Evidence of Authority.  On the date hereof, Counterparty will provide to Citibank evidence satisfactory to Citibank of its authority to enter into Transactions hereunder and the incumbency of the designated signatory of Counterparty.

(u) Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(v) Severability; Illegality.  If compliance by either party with any provision of a Transaction would be unenforceable or illegal, (i) the parties shall negotiate in good faith to resolve such unenforceability or illegality in a manner that preserves the economic benefits of the transactions contemplated hereby and (ii) the other provisions of the Transaction shall not be invalidated, but shall remain in full force and effect.

(w) Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS OR BENFICIARIES, AS APPLICABLE) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(x) Governing law.  This Confirmation shall be governed by the laws of the State of New York (without reference to choice of law doctrine, other than Section 5-1401 of the New York General Obligations Law).

11.           Additional Schedule Provisions:

(a)	Notices.	For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Citibank:

Address	Citibank, N.A.

390 Greenwich Street 5th Floor New York, New York 10013 Address for notices or communications to Citibank:

With a copy to:

Address	Legal Department 388 Greenwich Street 17th Floor New York, New York 10013
Attention:	Department Head

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Address for notices or communications to Counterparty:

Banco Nacional de México, S.A.,
División Fiduciaria,
as trustee under trust No. 111339-7
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

with a copy to:

Cemex, S.A.B. de C.V. Address: Av. Ricardo Margain Zozaya 325 Col Valle del Campstre 66265 San Pedro Garza García, N.L., Mexico
Attn:	Gustavo Calvo Irabien Equity Trading & Derivatives – Capital Markets
Phone:	+52(81)88884079
Fax:	+52(81)88884524
E-Mail:	Gustavo.calvo@cemex.com

(b)           Process Agent.  For the purpose of Section 13(c) of the Agreement:

Counterparty appoints as its Process Agent:

  CT Corporation System
  111 Eighth Avenue
  New York, NY 10011

(c)           Delivery of Tax Forms.  For the purposes of Section 4(a)(i) and (ii), Counterparty agrees to deliver such documents as Citibank may request in order to allow Citibank to make a payment under this Transaction without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate including, without limitation, an executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), (i) upon execution of this Transaction; (ii) promptly upon reasonable demand by Citibank; and (iii) promptly upon learning that any such document, including Form W-8BEN (or any successor thereto), previously provided by Counterparty has become obsolete or incorrect.

(d)           Cross Default.  The “Cross Default” provisions of Section 5(a)(vi) will apply to Counterparty and will apply to Citibank; provided that, the phrase “, or becoming capable at such time of being declared,” shall be deleted form Section 5(a)(vi) of the Agreement.

 For purposes of Section 5(a)(vi), the following provisions apply:

“Threshold Amount” means (i) with respect to Citibank, 2% of stockholders’ equity of Citibank; (ii) with respect to Counterparty, zero; and (iii) with respect to Counterparty’s Credit Support Provider, USD 75,000,000.

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(e)           Termination Currency.  The Termination Currency will be USD.

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If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A.

By:	/s/ H. Hirsch
Authorized Signatory

Accepted and confirmed as
of the Trade Date:
BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
acting solely as trustee under trust No. 111339-7

By:        /s/  M. de los Angeles Montemayor Garza___
Name:       M. de los Angeles Montemayor Garza
Title:         Trust Delegate

By:        /s/  E. N. Wing Treviño_________________
Name:      E. N. Wing Treviño
Title:         Trust Delegate

Executive Version

For each Component of the Transaction, the Number of Shares are set forth below.

Component Number	Number of Shares	Reference Number
1.	1,330,447	NET5582131
2.	1,330,447	NET5582132
3.	1,330,447	NET5582133
4.	1,330,447	NET5582134
5.	1,330,447	NET5582135
6.	1,330,447	NET5583536
7.	1,330,447	NET5582137
8.	1,330,447	NET5582138
9.	1,330,447	NET5582139
10.	1,330,447	NET5582140

Execution Version

Date:	April 23, 2008

To:
Banco Nacional de México, S.A.,
Integrante del Grupo Financiero Banamex,
División Fiduciaria, acting solely as trustee
under trust No. 111339-7 (“Counterparty”)
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

Attn:	Trust No. 111339-7
Phone:	(52 81) 12.26.19.84
Fax:	(52 81) 12.26.20.97

From:	Citibank, N.A. (“Citibank”) 390 Greenwich Street 5th Floor New York, NY 10013

Our Ref.:	As set out in Annex A for each Component

FORWARD TRANSACTION (NAFTRAC SHARES)

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

Citibank is entering into this Transaction as principal and not as an agent for any other party.

CITIGROUP GLOBAL MARKETS INC. (“CGMI”) WILL ACT AS AGENT IN CONNECTION WITH THIS TRANSACTION.  CITIBANK HAS ACTED AS PRINCIPAL IN AND IS YOUR COUNTERPARTY TO THIS TRANSACTION.  CGMI’S OBLIGATIONS AS AGENT ARE STRICTLY LIMITED TO THE DELIVERY OF ANY CASH AND SECURITIES THAT IT ACTUALLY RECEIVES FROM CITIBANK OR COUNTERPARTY, AS THE CASE MAY BE, TO THE OTHER PARTY.  IN TRANSMISSION OF THE CONFIRMATION, CGMI DOES NOT GUARANTEE ANY PARTY’S OBLIGATIONS NOR IS IT PROVIDING INVESTMENT ADVICE OR OTHER SERVICES.

1.           The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation.  In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.  “USD”, “MXN” and “Business Day” each have the meaning assigned in the 2006 ISDA Definitions, as published by ISDA.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation, together with all other documents referring to the ISDA 2002 Master Agreement, as published by ISDA (the “Agreement”) (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between you and us, including the Option Transaction (the “Relevant Option Transaction”) and the Forward Transaction referencing shares of Nacional Financiera S.N.C. (NAFTRAC) (the “Other Forward Transaction”), in each case, dated as of the date hereof, shall supplement, form a part of, and be subject to an agreement in the form of the Agreement (excluding any Schedule but including the elections set forth in this Confirmation and in the Credit Support Annex specified below) on the Trade Date of the first such Transaction between us.  All provisions contained or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2.           The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	April 4, 2008.

Seller:	Citibank.

Buyer:	Counterparty.

Shares:	Ordinary Participation Certificates (Certificados de Participación Ordinarios) of Nacional Financiera S.N.C. (NAFTRAC) (the “Issuer”) (Bloomberg identifier: “NAFTRAC MM”).

Components:
The Transaction will be divided into individual Components, each with the respective terms set forth in this Confirmation, and in particular with the Number of Shares specified in Annex A to this Confirmation.  The deliveries to be made upon settlement of the Transaction shall be determined separately for each Component as if such Component were a separate Transaction under the Agreement.

Number of Shares:	For each Component, the Number of Shares provided in Annex A to this Confirmation.

Forward Price:	USD 2.8750.

Prepayment:	Applicable.

Prepayment Amount:	For all Components in the aggregate, an amount in USD equal to the Forward Price multiplied by the aggregate Number of Shares.

Prepayment Date:	The Trade Date.

Variable Obligation:	Not Applicable.

Exchange:	Mexican Stock Exchange (Bolsa Mexicana de Valores, S.A. de C.V.).

Related Exchange(s):	All Exchanges.

Calculation Agent:	Citibank.

Business Days:	New York and Mexico City.

Settlement Terms:

In respect of any Component:

Physical Settlement:	Applicable.

Settlement Date:	The Cash Settlement Payment Date for the corresponding Component under the Relevant Option Transaction.

Reference Settlement Date:	The Valuation Date for the corresponding Component under the Relevant Option Transaction.

Market Disruption Event:
The third and fourth lines of Section 6.3(a) of the Equity Definitions are hereby amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time” and replacing them with “at any time prior to the relevant Valuation Time”.

Section 6.3(b) of the Equity Definitions is hereby amended by inserting the words “or a suspension of or material limitation imposed on trading in Mexican Pesos.” after the words “(ii) in futures or options contracts relating to the Shares on any relevant Related Exchange”.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Settlement Method Election:	Not Applicable.

Dividends:

In respect of any Component:

Dividend Period:	The period from and including the Trade Date to but excluding the Settlement Date.

Dividend Payment:
With respect to any Dividend Amount paid or delivered by the Issuer to holders of record of a Share on or prior to the relevant Reference Settlement Date, on the first Scheduled Trading Day that is not a Disrupted Day immediately following the first Currency Business Day such Dividend Amount is so paid or delivered, the Calculation Agent shall adjust the Number of Shares to be increased by a number equal to such Dividend Amount divided by the closing price per Share (after giving effect to any reinvestment discount then in effect) on such Scheduled Trading Day.  The Calculation Agent shall have the discretion to make such an adjustment notwithstanding the fact that a Scheduled Trading Day is a Disrupted Day if it determines that the relevant Market Disruption Event does not have a material impact on the determination of the closing price per Share on such Scheduled Trading Day.

Dividend Amount:
An amount in MXN equal to the Record Amount multiplied by the Number of Shares. To the extent that the Record Amount is not in the form of MXN (whether in another currency, securities or any other asset), the Calculation Agent shall determine the fair market value in MXN of such amount in a commercially reasonable manner.

Section 9.2(a)(iii) of the Equity Definitions is amended by deleting the words “the Excess Dividend Amount, if any, and”.

The definition of “Record Amount” in Section 10.1 of the Equity Definitions is amended by replacing in the second line thereof the words “the gross cash dividend per Share” with “the cash dividend per Share, net of any withholding or deduction of taxes at the source by or on behalf of any applicable taxing authority,” and adding thereafter the phrase “(including any Extraordinary Dividend) and any non-cash dividend or other distribution paid or delivered by the Issuer to holders of record of a Share (other than in the form of Shares)”.

Adjustments:

Method of Adjustment:
Calculation Agent Adjustment; provided, however, that the Equity Definitions shall be amended by replacing the words “diluting or concentrative” in Sections 11.2(a), 11.2(c) (in two instances) and 11.2(e)(vii) with the word “material” and by adding the words “or the Transaction” after the words “theoretical value of the relevant Shares” in Sections 11.2(a), 11.2(c) and 11.2(e)(vii); provided, further, that adjustments may be made to account for changes in volatility, expected dividends, stock loan rate and liquidity relative to the relevant Share or the Transaction.

Potential Adjustment Event:	Section 11.2(e) of the Equity Definitions is amended by deleting clauses (iii) and (iv) thereof.

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Tender Offer:	Applicable.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Composition of Combined

Composition of Combined
Consideration:	Not Applicable.

Nationalization, Insolvency
or Delisting:	Cancellation and Payment.

Determining Party:	For all applicable Extraordinary Events, Citibank.

Additional Disruption Events:

Change in Law:	Applicable.

Failure to Deliver:	Applicable.

Hedging Disruption:	Applicable.

Increased Cost of Hedging:	Applicable.
Hedging Party:	For all applicable Additional Disruption Events, Citibank.

Determining Party:	For all applicable Additional Disruption Events, Citibank.

Acknowledgments:

Non-Reliance:	Applicable.

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable.

Additional Acknowledgments:	Applicable.

3.         Account Details:

Payments to Citibank:	To be provided.

Payments to Counterparty:	MXN:

BANCO NACIONAL DE MEXICO, S.A.

SUCURSAL. 870

ACCOUNT: 559220

CLABE: 002180087005592205

BENEFICIARY: BANCO NACIONAL DE MEXICO,

S.A. FIDUCIARIO

1 REFERENCIA: 110975672

2 REFERENCIA: F52986

USD: CITIBANK, N.Y. USA CUENTA: 36206844 ABA: 021000089 SWIFT CODE: CITIUS 33 BENEFICIARY: BANCO NACIONAL DE MEXICO, S.A. FIDUCIARIO FFC: 1109756 CEMENTOS MEXICANOS

4.	Collateral Provisions:

Credit Support Provider:	In relation to Citibank, Not Applicable.

In relation to Counterparty, Cemex, S.A.B. de C.V. ("Cemex") the Issuer.

Credit Support Document:
In the case of Citibank: The Credit Support Annex, dated as of the date hereof, between Citibank and Counterparty, which supplements, forms part of, and is subject to the Agreement (the “Credit Support Annex”).

In the case of Counterparty:

(i) The Credit Support Annex; (ii) the Contrato de Prenda Bursátil, dated as of the date hereof among Citibank, Counterparty and Monex Casa de Bolsa, S.A. de C.V, Monex Grupo Financiero, as Administrator and Executor and (iii) the Guarantee with respect to this Transaction, the Relevant Option Transaction and the Other Forward Transaction, by the Issuer in favor of Citibank, dated as of the date hereof.

5.	Additional Representations, Warranties and Agreements:

(a)  In addition to the representations, warranties and covenants in the Agreement, each of Citibank and Counterparty represents, warrants and covenants to the other party that:

(xiii)
it (i) is an “accredited investor” as defined in Section 2(a)(15)(ii) of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) is not a U.S. person and is entering into this Transaction in reliance on Regulation S under the Securities Act;

(xii)
it is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended (the “CEA”), and this Confirmation and each Transaction hereunder are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(33) of the CEA;

(xv)
it is not entering into this Transaction on the basis of any material non-public information with respect to the Issuer or the Shares or the American depository receipts of the Issuer (the “CX ADSs”) and it is not aware of any material non-public information with respect thereto;

(xvi)
it has not and shall not directly or indirectly violate any applicable law (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in connection with any Transaction under this Confirmation; and

(xvii)
it is not entering into any Transaction to create, and shall not engage in any other securities or derivatives transactions to create, actual or apparent trading activity in the Shares, shares of Cemex or CX ADSs (or any security convertible into or exchangeable for Shares, shares of Cemex or CX ADSs) or to raise or depress or to manipulate the price of the Shares, shares of Cemex or CX ADSs (or any security convertible into or exchangeable for Shares, shares of Cemex or CX ADSs).

(b)  In addition to the representations, warranties and covenants in the Agreement, Counterparty represents, warrants and covenants to Citibank that:

(xviii)	it understands that Citibank has no obligation or intention to register this Transaction under the Securities Act or any state securities law or other applicable federal or non-U.S. securities law;

(xix)
it understands that no obligations of Citibank to it hereunder shall be entitled to the benefit of deposit insurance and that such obligations shall not be guaranteed by any Affiliate of Citibank or any governmental agency;

(xx)
IT UNDERSTANDS THAT THIS TRANSACTION IS SUBJECT TO COMPLEX RISKS THAT MAY ARISE WITHOUT WARNING, RELATED MARKETS AND PRICING MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS;

(xxi)
each of the representations and warranties made by it and each grantor (fideicomitente – fideicomisario adherente) (each, a “Grantor”) pursuant to the Irrevocable Trust Agreement Number 111339-7 dated March 24, 2008, as amended, with Banco Nacional de Mexico, S.A., Institución de Banca Múltiple, a member of Grupo Financiero Banamex, as Trustee and any agreement pursuant to which a Grantor becomes bound by the terms thereof (including any representation letter related thereto) (together, the “Trust Agreement”) is true and accurate as of the date such representations were executed and delivered and, to the extent the truth and accuracy of any such representation or warrantyremains material to Citibank or its Affiliates and such representation or warranty was stated to remain true and accurate in the applicable document, shall remain true and accurate at all times during the term of the Transaction;

(xxii)
it has sufficient knowledge and expertise to enter into this Transaction and it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as its deems necessary and not upon any view expressed by the other party;

(xxiii)
it has made its own independent decision to enter into this Transaction, is acting at arm’s length and is not relying on any communication (written or oral) of the other party or its Affiliates as a recommendation or investment advice regarding this Transaction;

(xxiv)
it has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

(xxv)
it understands that Citibank and its Affiliates may have interests with respect to the Transaction that are in conflict with those of Counterparty, and that neither Citibank nor its Affiliates shall be under any obligation to maximize the recovery of any investment by Counterparty;

(xxvi)
it understands that Citibank and its Affiliates have provided, and in the future may continue to provide, services to the Issuer in return for fees, and that Citibank may, in connection with such services, take actions or positions that are contrary to the interests of Counterparty;

(xxviii)
it understands and acknowledges that Citibank and its Affiliates may from time to time effect transactions for their own account of the account of customers and hold positions in the Shares or CX ADSs or options or other derivative transactions related thereto and that Citibank and its Affiliates may continue to conduct such transactions;

(xxviii)	it acknowledges and agrees that Citibank is acting as principal on an arm’s-length basis and is not acting as a fiduciary or advisor to it in connection with this Transaction; and

(xxix)	it shall deliver to Citibank an opinion of counsel, dated as of the Trade Date, with respect to the matters set forth in Section 3(a) of the Agreement.

6.	Other Provisions:

             (m) Netting of Obligations.  In the event that on the Settlement Date for any Component of this Transaction an Option Cash Settlement Amount is payable under the corresponding Component of the Relevant Option Transaction (such Option Cash Settlement Amount for the purposes hereof determined without regard to the netting provisions set forth in Section 6(a) therein), the Number of Shares to be delivered by Seller for such Component hereunder on the applicable Settlement Date shall be reduced (and may be zero) by a number of Shares selected by the Calculation Agent having a value, together with any reduction in Shares to be delivered under the Other Forward Transaction as a result of the application of Section 6(a) therein, equal to such Option Cash Settlement Amount.  The Calculation Agent shall determine the value of the Shares described in the previous sentence using the closing price per Share and the USD/MXN exchange rate as of the Valuation Time on the first Scheduled Trading Day following the relevant Reference Settlement Date that is not a Disrupted Day.

(n) Bankruptcy Code Acknowledgment.  Each of Citibank and Counterparty agrees and acknowledges that Citibank is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”).  The parties hereto further agree and acknowledge (A) that this Confirmation is intended to be (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Citibank is intended to be entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(o) Indemnification.  Counterparty agrees to indemnify and hold harmless Citibank, its Affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Citibank and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of any of the transactions contemplated by this Confirmation, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty.  Counterparty will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence.  If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability.  Counterparty also agrees that no Indemnified Party shall have any liability to Counterparty or any person asserting claims on behalf of or in right of Counterparty in connection with or as a result of any matter referred to in this Confirmation or any other Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from the breach of a material term of this Confirmation, or the Indemnified Party’s gross negligence or willful misconduct.  The provisions of this Section 6(c) shall survive completion of the Transactions contemplated by this Confirmation and any transfer pursuant to Section 6(d) and shall inure to the benefit of any permitted assignee of Citibank.

(p) Early Termination.  At any time on or after the one year anniversary of the Trade Date of this Transaction and not more frequently than once every three months, Citibank agrees to provide good faith quotations to Counterparty for an early termination (in whole or in part) of this Transaction, such quotations to remain actionable for a period specified by Citibank at such time as such quotations are provided; provided, however that, if any such quotation results in Counterparty requesting an early termination of this Transaction (in whole or in part), any such termination shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such termination shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) any reasonable undertakings by Counterparty (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by Counterparty, as may be requested and reasonably satisfactory to Citibank with respect to clause (i) hereof or otherwise, (iii) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such termination, and (iv) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such termination.

(q) Transfer.  Notwithstanding any provision of the Agreement to the contrary, Citibank may, without the consent of Counterparty, freely transfer and assign its rights and obligations under any Transaction (in whole only and together with the Relevant Option Transaction and the Other Forward Transaction) to (i) CGMI or Citigroup Global Markets Limited (“CGML”), in each case, if such entity has a long-term unsecured debt ratings of at least “A1” (if rated by Moody’s Investors Service, Inc.) or “A+” (if rated by Standard & Poor’s) and (ii) any of Citibank’s Affiliates that have a long-term unsecured debt rating at least equal to that of Citibank; provided that such transfer or assignment shall not result in a Tax Event or violate applicable law.  At any time on or after the one year anniversary of the Trade Date of this Transaction, Counterparty may transfer and assign its rights and obligations under this Transaction (in whole or in part) to any Approved Assignee; provided that such transfer or assignment shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such transfer or assignment shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) the existence at the time of such transfer or assignment of collateral undertakings, reasonably satisfactory to Citibank, between the Approved Assignee and Citibank with respect to any transferred portion of this Transaction, (iii) any reasonable undertakings by Counterparty and the Approved Assignee (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by the Approved Assignee, as may be requested and reasonably satisfactory to Citibank, (iv) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such transfer or assignment, and (v) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such transfer or assignment.

“Approved Assignee” means any nationally- recognized equity derivatives dealer that has a long-term unsecured debt rating at least equal to that of Citibank.

(r) Designation.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Citibank to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Citibank may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Citibank’s obligations in respect of this Transaction and any such designee may assume such obligations.  Citibank shall be discharged of its obligations to Counterparty to the extent of any such performance.

(s) Confidentiality.  Notwithstanding any provision in this Confirmation, any Confirmation or the Agreement, in connection with Section 1.6011-4 of the Treasury Regulations, the parties hereby agree that each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(t) Evidence of Authority.  On the date hereof, Counterparty will provide to Citibank evidence satisfactory to Citibank of its authority to enter into Transactions hereunder and the incumbency of the designated signatory of Counterparty.

(u) Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(v) Severability; Illegality.  If compliance by either party with any provision of a Transaction would be unenforceable or illegal, (i) the parties shall negotiate in good faith to resolve such unenforceability or illegality in a manner that preserves the economic benefits of the transactions contemplated hereby and (ii) the other provisions of the Transaction shall not be invalidated, but shall remain in full force and effect.

(w) Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS OR BENFICIARIES, AS APPLICABLE) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(x) Governing law.  This Confirmation shall be governed by the laws of the State of New York (without reference to choice of law doctrine, other than Section 5-1401 of the New York General Obligations Law).

11.           Additional Schedule Provisions:

(a)	Notices.	For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Citibank:

Address	Citibank, N.A.

390 Greenwich Street 5th Floor New York, New York 10013 Address for notices or communications to Citibank:

With a copy to:

Address	Legal Department 388 Greenwich Street 17th Floor New York, New York 10013
Attention:	Department Head

Address for notices or communications to Counterparty:

Banco Nacional de México, S.A.,
División Fiduciaria,
as trustee under trust No. 111339-7
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

with a copy to:

Cemex, S.A.B. de C.V. Address: Av. Ricardo Margain Zozaya 325 Col Valle del Campstre 66265 San Pedro Garza García, N.L., Mexico
Attn:	Gustavo Calvo Irabien Equity Trading & Derivatives – Capital Markets
Phone:	+52(81)88884079
Fax:	+52(81)88884524
E-Mail:	Gustavo.calvo@cemex.com

(b)           Process Agent.  For the purpose of Section 13(c) of the Agreement:

Counterparty appoints as its Process Agent:

  CT Corporation System
  111 Eighth Avenue
  New York, NY 10011

(c)           Delivery of Tax Forms.  For the purposes of Section 4(a)(i) and (ii), Counterparty agrees to deliver such documents as Citibank may request in order to allow Citibank to make a payment under this Transaction without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate including, without limitation, an executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), (i) upon execution of this Transaction; (ii) promptly upon reasonable demand by Citibank; and (iii) promptly upon learning that any such document, including Form W-8BEN (or any successor thereto), previously provided by Counterparty has become obsolete or incorrect.

(d)           Cross Default.  The “Cross Default” provisions of Section 5(a)(vi) will apply to Counterparty and will apply to Citibank; provided that, the phrase “, or becoming capable at such time of being declared,” shall be deleted form Section 5(a)(vi) of the Agreement.

 For purposes of Section 5(a)(vi), the following provisions apply:

“Threshold Amount” means (i) with respect to Citibank, 2% of stockholders’ equity of Citibank; (ii) with respect to Counterparty, zero; and (iii) with respect to Counterparty’s Credit Support Provider, USD 75,000,000.

(e)           Termination Currency.  The Termination Currency will be USD.

If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A.

By:	/s/ H. Hirsch
Authorized Signatory

Accepted and confirmed as
of the Trade Date:
BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
acting solely as trustee under trust No. 111339-7

By:        /s/  M. de los Angeles Montemayor Garza___
Name:       M. de los Angeles Montemayor Garza
Title:         Trust Delegate

By:        /s/  E. N. Wing Treviño_________________
Name:      E. N. Wing Treviño
Title:         Trust Delegate

Executive Version

For each Component of the Transaction, the Number of Shares are set forth below.

Component Number	Number of Shares	Reference Number
1.	1,330,447	NET5582131
2.	1,330,447	NET5582132
3.	1,330,447	NET5582133
4.	1,330,447	NET5582134
5.	1,330,447	NET5582135
6.	1,330,447	NET5583536
7.	1,330,447	NET5582137
8.	1,330,447	NET5582138
9.	1,330,447	NET5582139
10.	1,330,447	NET5582140

Date:     April 23, 2008

To:        Banco Nacional de México, S.A.,
Integrante del Grupo Financiero Banamex,
División Fiduciaria, acting solely as trustee
under trust No. 111339-7 (“Counterparty”)
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

Attn:      Trust No. 111339-7
Phone:   (52 81) 12.26.19.84
Fax:       (52 81) 12.26.20.97

From:    Citibank, N.A. (“Citibank”)
390 Greenwich Street
 5th Floor
New York, NY 10013

Our Ref.:  As set out in Annex A for each Component

PUT OPTION TRANSACTION

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

Citibank is entering into this Transaction as principal and not as an agent for any other party.

CITIGROUP GLOBAL MARKETS INC. (“CGMI”) WILL ACT AS AGENT IN CONNECTION WITH THIS TRANSACTION.  CITIBANK HAS ACTED AS PRINCIPAL IN AND IS YOUR COUNTERPARTY TO THIS TRANSACTION.  CGMI’S OBLIGATIONS AS AGENT ARE STRICTLY LIMITED TO THE DELIVERY OF ANY CASH AND SECURITIES THAT IT ACTUALLY RECEIVES FROM CITIBANK OR COUNTERPARTY, AS THE CASE MAY BE, TO THE OTHER PARTY.  IN TRANSMISSION OF THE CONFIRMATION, CGMI DOES NOT GUARANTEE ANY PARTY’S OBLIGATIONS NOR IS IT PROVIDING INVESTMENT ADVICE OR OTHER SERVICES.

1.           The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation.  In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.  “USD”, “MXN” and “Business Day” each have the meaning assigned in the 2006 ISDA Definitions, as published by ISDA.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation, together with all other documents referring to the ISDA 2002 Master Agreement, as published by ISDA (the “Agreement”) (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between you and us, including each Forward Transaction dated as of the date hereof (each, a “Relevant Forward Transaction”), shall supplement, form a part of, and be subject to an agreement in the form of the Agreement (excluding any Schedule but including the elections set forth in this Confirmation and in the Credit Support Annex specified below) on the Trade Date of the first such Transaction between us.  All provisions contained or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2.           The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

:

Trade Date	April 4, 2008.

Option Style:	European.

Option Type:	Put.

Seller:	Counterparty.

Buyer:	Citibank.

Shares:	Ordinary Participation Certificates (Certificados de Participación Ordinarios) of Cemex, S.A.B. de C.V. (the “Issuer”) (Bloomberg identifier: “CEMEXCP MM”).

Components:
The Transaction will be divided into individual Components, each with the respective terms set forth in this Confirmation, and in particular with the Number of Options and Expiration Date specified in Annex A to this Confirmation.  The payments to be made upon settlement of the Transaction shall be determined separately for each Component as if such Component were a separate Transaction under the Agreement.

Number of Options:	For each Component, the Number of Options provided in Annex A to this Confirmation.

Option Entitlement:	One Share per Option.

Initial Reference Price:	USD 2.6738.

Strike Price:	USD 3.2086.

Premium:	For all Components in the aggregate, an amount in USD equal to 25.5% multiplied by the Initial Reference Price multiplied by the aggregate Number of Options.

Premium Payment Date:	The Trade Date.

Exchange:	Mexican Stock Exchange (Bolsa Mexicana de Valores, S.A. de C.V.).

Related Exchange(s):	All Exchanges.

Calculation Agent:	Citibank

Business Days:	New York and Mexico City.

Procedures for Exercise:

In respect of any Component:

Expiration Time:	The Valuation Time.

Expiration Date:
As provided in Annex A to this Confirmation (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Component); provided that if that date is a Disrupted Day, the Expiration Date for such Component shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day and is not an Expiration Date in respect of any other Component of the Transaction hereunder; and provided further that if the Expiration Date has not occurred pursuant to the preceding proviso as of the Final Disruption Date, the Final Disruption Date shall be the Expiration Date (irrespective of whether such date is an Expiration Date in respect of any other Component for the Transaction) and the VWAP Price shall be reasonably determined by the Calculation Agent.  Notwithstanding the foregoing and anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Expiration Date, the Calculation Agent may determine that such Expiration Date is a Disrupted Day only in part, in which case the Calculation Agent shall determine that such day shall be the Expiration Date for a portion of the Number of Options for the relevant Component and shall designate the Scheduled Trading Day determined in the manner described in the immediately preceding sentence as the Expiration Date for the remaining Options for such Component.  Section 6.6 of the Equity Definitions shall not apply to any Valuation Date and the final sentence of Section 3.1(f) of the Equity Definitions shall not apply to any Expiration Date.  “Final Disruption Date” means the fifth Scheduled Trading Day after April 23, 2013.

Market Disruption Event:
The third and fourth lines of Section 6.3(a) of the Equity Definitions are hereby amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time” and replacing them with “at any time prior to the relevant Valuation Time”.

Section 6.3(b) of the Equity Definitions is hereby amended by inserting the words “or a suspension of or material limitation imposed on trading in Mexican Pesos.” after the words “(ii) in futures or options contracts relating to the Shares on any relevant Related Exchange”.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Automatic Exercise:	Applicable.

Valuation:

In respect of any Component:

Valuation Date:	The Exercise Date.

Settlement Terms:

In respect of any Component:

Cash Settlement:	Applicable.

Settlement Currency:	USD.

Settlement Price:	The VWAP Price multiplied by the Final Exchange Rate.

VWAP Price:
Notwithstanding Section 7.3 of the Equity Definitions, the Settlement Price will be equal to the volume-weighted average price per Share on the Valuation Date as displayed under the heading “Bloomberg VWAP” on Bloomberg page “CEMEXCP MM <equity> VAP” (or any successor thereto), or if such price is not so reported on such Valuation Date for any reason or is, in the Calculation Agent’s reasonable discretion notified to the Counterparty in reasonable detail, erroneous, such VWAP Price shall be as reasonably determined by the Calculation Agent.

Cash Settlement Payment Date:
The fourth Business Day after the Valuation Date; provided that if such date is not a Clearance System Business Day, the first Clearance System Business Day after such date, subject to Section 6(a) below.

Strike Price Differential:	The amount equal to the greater of (a) the excess of (i) the Strike Price over (ii) the Settlement Price and (b) zero.

Final Exchange Rate:
The average USD/MXN exchange rate on the Valuation Date (expressed as a number of USD per MXN), as determined by the Calculation Agent, which determination may be made by reference to the notionally-weighted average of the rates of exchange at which Citibank actually exchanged MXN for USD for value during the course of the day on such Valuation Date.

Dividends:

Dividend Adjustments:
If at any time during the period from but excluding the Trade Date to and including the Expiration Date an ex-dividend date for a distribution of any stock dividend occurs with respect to the Shares, then the Calculation Agent shall adjust (i) the Number of Options to be increased by, and (ii) the Strike Price to be decreased by, the percentage increase in the number of outstanding Shares of the Issuer resulting from such distribution of any stock dividend (taking into account the shareholder participation rate in such distribution of any stock dividend).

Share Adjustments:

Method of Adjustment:
Calculation Agent Adjustment; provided, however, that the Equity Definitions shall be amended by replacing the words “diluting or concentrative” in Sections 11.2(a), 11.2(c) (in two instances) and 11.2(e)(vii) with the word “material” and by adding the words “or the Transaction” after the words “theoretical value of the relevant Shares” in Sections 11.2(a), 11.2(c) and 11.2(e)(vii); provided, further, that adjustments may be made to account for changes in volatility, expected dividends, stock loan rate and liquidity relative to the relevant Share or the Transaction.

Potential Adjustment Event:	Section 11.2(e) of the Equity Definitions is amended by deleting clause (iv) thereof.

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Tender Offer:	Applicable.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment.

Share-for-Other:	Modified Calculation Agent Adjustment.

Share-for-Combined:	Modified Calculation Agent Adjustment.

Composition of Combined
Consideration:	Not Applicable.

Nationalization, Insolvency
or Delisting:	Cancellation and Payment (Calculation Agent Determination).

Additional Disruption Events:

Change in Law:	Applicable.

Hedging Disruption:	Applicable.

Increased Cost of
Hedging:	Applicable.

Hedging Party:	For all applicable Additional Disruption Events, Citibank.

Determining Party:	For all applicable Additional Disruption Events, Citibank.

Acknowledgments:

Non-Reliance:	Applicable.

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable.

Additional Acknowledgments:	Applicable.

3.           Account Details:

Payments to Citibank:	To be provided.

Payments to Counterparty:	MXN: BANCO NACIONAL DE MEXICO, S.A. SUCURSAL. 870 ACCOUNT: 559220 CLABE: 002180087005592205 BENEFICIARY: BANCO NACIONAL DE MEXICO, S.A. FIDUCIARIO 1 REFERENCIA: 110975672 2 REFERENCIA: F52986

USD: CITIBANK, N.Y. USA CUENTA: 36206844 ABA: 021000089 SWIFT CODE: CITIUS 33 BENEFICIARY: BANCO NACIONAL DE MEXICO, S.A. FIDUCIARIO FFC: 1109756 CEMENTOS MEXICANOS

4.           Collateral Provisions:

Credit Support Provider:	In relation to Citibank, Not Applicable.

In relation to Counterparty, the Issuer.

Credit Support Document:
In the case of Citibank: The Credit Support Annex, dated as of the date hereof, between Citibank and Counterparty, which supplements, forms part of, and is subject to the Agreement (the “Credit Support Annex”).

In the case of Counterparty:

(i) The Credit Support Annex; (ii) the Contrato de Prenda Bursátil, dated as of the date hereof among Citibank, Counterparty and Monex Casa de Bolsa, S.A. de C.V, Monex Grupo Financiero, as Administrator and Executor and (iii) the Guarantee with respect to this Transaction and the Relevant Forward Transactions, by the Issuer in favor of Citibank, dated as of the date hereof.

5.           Additional Representations, Warranties and Agreements:

(a) In addition to the representations, warranties and covenants in the Agreement, each of Citibank and Counterparty represents, warrants and covenants to the other party that:

(i)
it (i) is an “accredited investor” as defined in Section 2(a)(15)(ii) of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) is not a U.S. person and is entering into this Transaction in reliance on Regulation S under the Securities Act;

(ii)
it is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended (the “CEA”), and this Confirmation and each Transaction hereunder are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(33) of the CEA;

(iii)
it is not entering into this Transaction on the basis of any material non-public information with respect to the Issuer or the Shares or the American depository receipts of the Issuer (the “CX ADSs”) and it is not aware of any material non-public information with respect thereto;

(iv)
it has not and shall not directly or indirectly violate any applicable law (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in connection with any Transaction under this Confirmation; and

(v)
it is not entering into any Transaction to create, and shall not engage in any other securities or derivatives transactions to create, actual or apparent trading activity in the Shares or CX ADSs (or any security convertible into or exchangeable for Shares or CX ADSs) or to raise or depress or to manipulate the price of the Shares or CX ADSs (or any security convertible into or exchangeable for Shares or CX ADSs).

(b) In addition to the representations, warranties and covenants in the Agreement, Counterparty represents, warrants and covenants to Citibank that:

(i)	it understands that Citibank has no obligation or intention to register this Transaction under the Securities Act or any state securities law or other applicable federal or non-U.S. securities law;

(ii)
it understands that no obligations of Citibank to it hereunder shall be entitled to the benefit of deposit insurance and that such obligations shall not be guaranteed by any Affiliate of Citibank or any governmental agency;

(iii)
IT UNDERSTANDS THAT THIS TRANSACTION IS SUBJECT TO COMPLEX RISKS THAT MAY ARISE WITHOUT WARNING, RELATED MARKETS AND PRICING MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS;

(iv)
each of the representations and warranties made by it and each grantor (fideicomitente – fideicomisario adherente) (each, a “Grantor”) pursuant to the Irrevocable Trust Agreement Number 111339-7 dated March 24, 2008, as amended, with Banco Nacional de Mexico, S.A., Institución de Banca Múltiple, a member of Grupo Financiero Banamex, as Trustee and any agreement pursuant to which a Grantor becomes bound by the terms thereof (including any representation letter related thereto) (together, the “Trust Agreement”) is true and accurate as of the date such representations were executed and delivered and, to the extent the truth and accuracy of any such representation or warranty remains material to Citibank or its Affiliates and such representation or warranty was stated to remain true and accurate in the applicable document, shall remain true and accurate at all times during the term of the Transaction;

(v)
it has sufficient knowledge and expertise to enter into this Transaction and it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as its deems necessary and not upon any view expressed by the other party;

(vi)
it has made its own independent decision to enter into this Transaction, is acting at arm’s length and is not relying on any communication (written or oral) of the other party or its Affiliates as a recommendation or investment advice regarding this Transaction;

(vii)
it has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

(viii)
it understands that Citibank and its Affiliates may have interests with respect to the Transaction that are in conflict with those of Counterparty, and that neither Citibank nor its Affiliates shall be under any obligation to maximize the recovery of any investment by Counterparty;

(ix)
it understands that Citibank and its Affiliates have provided, and in the future may continue to provide, services to the Issuer in return for fees, and that Citibank may, in connection with such services, take actions or positions that are contrary to the interests of Counterparty;

(x)
it understands and acknowledges that Citibank and its Affiliates may from time to time effect transactions for their own account of the account of customers and hold positions in the Shares or CX ADSs or options or other derivative transactions related thereto and that Citibank and its Affiliates may continue to conduct such transactions;

(xi)	it acknowledges and agrees that Citibank is acting as principal on an arm’s-length basis and is not acting as a fiduciary or advisor to it in connection with this Transaction; and

(xii)	it shall deliver to Citibank an opinion of counsel, dated as of the Trade Date, with respect to the matters set forth in Section 3(a) of the Agreement.

6.           Other Provisions:

(a) Netting of Obligations.  In the event that on the Cash Settlement Payment Date for any Component of this Transaction a Number of Shares is due to be delivered in respect of the corresponding Component of one or both of the Relevant Forward Transactions, the Option Cash Settlement Amount payable by Seller hereunder shall be reduced by an amount determined by the Calculation Agent equal to (i) any reduction in the Number of Shares to be delivered under such Component of the Relevant Forward Transactions as a result of the application of Section 6(a) therein, in each case multiplied by (ii) (A) the applicable closing price per Share on the first Scheduled Trading Day following the related Valuation Date that is not a Disrupted Day multiplied by (B) the USD/MXN exchange rate as of the Valuation Time on the date referred to in clause (ii)(A).  If the first Scheduled Trading Day following the related Valuation Date is a Disrupted Day, the Cash Settlement Payment Date for any Component of this Transaction shall be the third Business Day following the first succeeding Scheduled Trading Day that is not a Disrupted Day.

(b) Bankruptcy Code Acknowledgment.  Each of Citibank and Counterparty agrees and acknowledges that Citibank is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”).  The parties hereto further agree and acknowledge (A) that this Confirmation is intended to be (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is intended to be a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Citibank is intended to be entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(c) Indemnification.  Counterparty agrees to indemnify and hold harmless Citibank, its Affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Citibank and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of any of the transactions contemplated by this Confirmation, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty.  Counterparty will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence.  If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Citibank’s breach of a material term of this Confirmation, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability.  Counterparty also agrees that no Indemnified Party shall have any liability to Counterparty or any person asserting claims on behalf of or in right of Counterparty in connection with or as a result of any matter referred to in this Confirmation or any other Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from the breach of a material term of this Confirmation, or the Indemnified Party’s gross negligence or willful misconduct.  The provisions of this Section 6(c) shall survive completion of the Transactions contemplated by this Confirmation and any transfer pursuant to Section 6(d) and shall inure to the benefit of any permitted assignee of Citibank.

(d) Early Termination.  At any time on or after the one year anniversary of the Trade Date of this Transaction and not more frequently than once every three months, Citibank agrees to provide good faith quotations to Counterparty for an early termination (in whole or in part) of this Transaction, such quotations to remain actionable for a period specified by Citibank at such time as such quotations are provided; provided, however that, if any such quotation results in Counterparty requesting an early termination of this Transaction (in whole or in part), any such termination shall be subject to reasonable conditions that Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such termination shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) any reasonable undertakings by Counterparty (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by Counterparty, as may be requested and reasonably satisfactory to Citibank with respect to clause (i) hereof or otherwise, (iii) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such termination, and (iv) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such termination.

(e) Transfer.  Notwithstanding any provision of the Agreement to the contrary, Citibank may, without the consent of Counterparty, freely transfer and assign its rights and obligations under any Transaction (in whole only and together with each Relevant Forward Transaction) to (i) CGMI or Citigroup Global Markets Limited (“CGML”), in each case, if such entity has a long-term unsecured debt ratings of at least “A1” (if rated by Moody’s Investors Service, Inc.) or “A+” (if rated by Standard & Poor’s) and (ii) any of Citibank’s Affiliates that have a long-term unsecured debt rating at least equal to that of Citibank; provided that such transfer or assignment shall not result in a Tax Event or violate applicable law.  At any time on or after the one year anniversary of the Trade Date of this Transaction, Counterparty may transfer and assign its rights and obligations under this Transaction (in whole or in part) to any Approved Assignee; provided that such transfer or assignment shall be subject to reasonable conditions that

Citibank may impose, including, but not limited to (i) Counterparty’s and Citibank’s agreement that such transfer or assignment shall be conducted in compliance with the terms of the Trust Agreement and shall not adversely effect any Grantor, (ii) the existence at the time of such transfer or assignment of collateral undertakings, reasonably satisfactory to Citibank, between the Approved Assignee and Citibank with respect to any transferred portion of this Transaction, (iii) any reasonable undertakings by Counterparty and the Approved Assignee (including, but not limited to, any undertaking with respect to compliance with applicable securities laws) and execution of any documentation by the Approved Assignee, as may be requested and reasonably satisfactory to Citibank, (iv) the condition that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such transfer or assignment, and (v) Counterparty reimbursing Citibank for all reasonable costs and expenses incurred by Citibank in connection with such transfer or assignment.

“Approved Assignee” means any nationally- recognized equity derivatives dealer that has a long-term unsecured debt rating at least equal to that of Citibank.

(f) Designation.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Citibank to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Citibank may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Citibank’s obligations in respect of this Transaction and any such designee may assume such obligations.  Citibank shall be discharged of its obligations to Counterparty to the extent of any such performance.

(g) Confidentiality.  Notwithstanding any provision in this Confirmation, any Confirmation or the Agreement, in connection with Section 1.6011-4 of the Treasury Regulations, the parties hereby agree that each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(h) Evidence of Authority.  On the date hereof, Counterparty will provide to Citibank evidence satisfactory to Citibank of its authority to enter into Transactions hereunder and the incumbency of the designated signatory of Counterparty.

(i) Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(j) Severability; Illegality.  If compliance by either party with any provision of a Transaction would be unenforceable or illegal, (i) the parties shall negotiate in good faith to resolve such unenforceability or illegality in a manner that preserves the economic benefits of the transactions contemplated hereby and (ii) the other provisions of the Transaction shall not be invalidated, but shall remain in full force and effect.

(k) Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS OR BENFICIARIES, AS APPLICABLE) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(l) Governing law.  This Confirmation shall be governed by the laws of the State of New York (without reference to choice of law doctrine, other than Section 5-1401 of the New York General Obligations Law).

11.           Additional Schedule Provisions:

(a)	Notices.	For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Citibank:

	Address:	Citibank, N.A.

390 Greenwich Street 5th Floor New York, New York 10013 Attention: Corporate Equity Derivatives

With a copy to:

	Address:	Legal Department 388 Greenwich Street 17th Floor New York, New York 10013
	Attention:	Department Head

Address for notices or communications to Counterparty:

Banco Nacional de México, S.A.,
División Fiduciaria,
as trustee under trust No. 111339-7
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México

with a copy to:

Cemex, S.A.B. de C.V. Address: Av. Ricardo Margain Zozaya 325 Col Valle del Campstre 66265 San Pedro Garza García, N.L., Mexico

Attn:	Gustavo Calvo Irabien Equity Trading & Derivatives – Capital Markets
Phone:	+52(81)88884079
Fax:	+52(81)88884524
E-Mail:	Gustavo.calvo@cemex.com

(b)         Process Agent.  For the purpose of Section 13(c) of the Agreement:

Counterparty appoints as its Process Agent:

CT Corporation System
111 Eighth Avenue
New York, NY 10011

(c)         Delivery of Tax Forms.  For the purposes of Section 4(a)(i) and (ii), Counterparty agrees to deliver such documents as Citibank may request in order to allow Citibank to make a payment under this Transaction without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate including, without limitation, an executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), (i) upon execution of this Transaction; (ii) promptly upon reasonable demand by Citibank; and (iii) promptly upon learning that any such document, including Form W-8BEN (or any successor thereto), previously provided by Counterparty has become obsolete or incorrect.

(d)         Cross Default.  The “Cross Default” provisions of Section 5(a)(vi) will apply to Counterparty and will apply to Citibank; provided that, the phrase “, or becoming capable at such time of being declared,” shall be deleted form Section 5(a)(vi) of the Agreement.

 For purposes of Section 5(a)(vi), the following provisions apply:

“Threshold Amount” means (i) with respect to Citibank, 2% of stockholders’ equity of Citibank; (ii) with respect to Counterparty, zero; and (iii) with respect to Counterparty’s Credit Support Provider, USD 75,000,000.

(e)          Termination Currency.  The Termination Currency will be USD.

If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A.

By: /s/ H. Hirsch
Authorized Signatory

Accepted and confirmed as
of the Trade Date:
BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
acting solely as trustee under trust No. 111339-7

By:           /s/  M. de los Angeles Montemayor Garza
Name:      M. de los Angeles Montemayor Garza
Title:        Trust Delegate

By:           /s/  E. N. Wing Treviño
Name:      E. N. Wing Treviño
Title:        Trust Delegate

ANNEX A

For each Component of the Transaction, the Number of Options and Expiration Date are set forth below.

Component Number	Number of Options	Expiration Date	Reference Number
1.	11,219,813	4/4/2013	NET5582101
2.	11,219,813	4/5/2013	NET5582102
3.	11,219,813	4/8/2013	NET5582103
4.	11,219,813	4/9/2013	NET5582107
5.	11,219,813	4/10/2013	NET5582108
6.	11,219,813	4/11/2013	NET5582109
7.	11,219,813	4/12/2013	NET5582110
8.	11,219,813	4/15/2013	NET5582111
9.	11,219,813	4/16/2013	NET5582112
10.	11,219,813	4/17/2013	NET5582113

Annex A-1

Execution Version

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)

ISDA®
International Swaps and Derivatives Association,  Inc.

CREDIT SUPPORT ANNEX
to the Schedule to the

dated as of April 23, 2008

between	BANCO NACIONAL DE MÉXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, acting solely as trustee under trust No. 111339-7 (“Party A”)

and	CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A. (“Party B”)

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:—

Paragraph 1.  Interpretation

(a)           Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex.  In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)           Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.  Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.  Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3.  Credit Support Obligations

(a)           Delivery Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i)           the Credit Support Amount

exceeds

(ii)           the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)           Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i)           the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii)           the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.  Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)           Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i)           no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii)           no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)           Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)           Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

Substitutions.

(i)           Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii)           subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.  Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i)          In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

 (A)           utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

 (B)           calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction); and

 (C)           utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii)         In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time.  The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6.  Holding and Using Posted Collateral

(a)           Care of Posted Collateral. Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property.  Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)           Eligibility to Hold Posted Collateral; Custodians.

(i)           General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party.  Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian.  The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii)           Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii)           Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)           Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i)     sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii)     register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)           Distributions and Interest Amount.

(i)           Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii)           Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).  The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.  Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(i)           that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii)           that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii)           that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.  Certain Rights and Remedies

(a)           Secured Party’s Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i)           all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)           any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii)           the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv)           the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b)           Pledgor’s Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i)         the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)        the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii)       the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv)       to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A)           Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B)           to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c)           Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d)           Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.  Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)    it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii)    it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2,

(iii)    upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv)    the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10.  Expenses

(a)           General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)           Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(c)           Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.  Miscellaneous

(a)           Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)           Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)           Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d)           Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)           Demands and Notices.  All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)           Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12.  Definitions

As used in this Annex:—

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3

“Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13.

“Delivery Amount” has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c).  Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x) the amount of that Cash on that day; multiplied by

(y) the Interest Rate in effect for that day; divided by

(z) 360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day”, unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8.  Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i)           in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii)           in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii)           in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv)           in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)         Eligible Collateral or Posted Collateral that is:

(A)           Cash, the amount thereof, and

(B)           a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii)        Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii)       Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13. Elections and Variables

(a)           Security Interest for “Obligations”.  The term “Obligations” shall have the meaning set forth in Paragraph 12, except that, with respect to Counterparty, the term “Obligations” shall also include Counterparty’s obligations under the Contrato de Prenda Bursátil, dated as of the date hereof among Citibank, Counterparty and Monex Casa de Bolsa, S.A. de C.V, Monex Grupo Financiero, as Administrator and Executor (the “Administrator”, and such agreement, the “Mexican Security Agreement”).

(b)           Credit Support Obligations.

(i) Delivery Amount, Return Amount and Credit Support Amount; Addition to Paragraph 3.

(A) “Delivery Amount” has the meaning set forth in Paragraph 3(a).

(B) “Return Amount” has the meaning set forth in Paragraph 3(b).

(C) “Credit Support Amount” means for any Valuation Date (i) with respect to Citibank, not applicable and (ii) with respect to Counterparty, the greater of (a) the aggregate of all Independent Amounts applicable to Counterparty and (b) 110% of Citibank’s Exposure minus the Threshold applicable to Counterparty, but not less than zero.

(D) Delivery of Independent Amounts.  Notwithstanding anything herein to the contrary (including without limitation the provisions of Paragraph 3), the Transfer of the Independent Amount shall be made in full by the close of business on the fifth Local Business Day following the execution of the Put Option Confirmation, dated as of the date hereof between Citibank and Counterparty (the “Put Option”).

(ii) “Eligible Collateral” means (i) with respect to Citibank, not applicable and (ii) with respect to Counterparty, (a) Cash, (b) Counterparty’s rights under the Forward Confirmation (Cemex CPOs) (such Transaction, the “Forward Transaction Cemex CPOs” and Counterparty’s interest thereunder, the “Forward Receivable”), dated as of the date hereof between Citibank and Counterparty, (c) 14,305,260 Ordinary Participation Certificates (Certificados de Participación Ordinarios) (the “Cemex CPOs) of Cemex S.A.B. de C.V. forming a portion of the Independent Amount delivered pursuant to Paragraph 13(b)(i)(D) above and up to 7,000,000 additional Cemex CPOs (together, the “Issuer Acceptable Shares”) and (d) (i) non-redeemable ordinary participation certificates issued by Nacional Financiera, S.N.C. as settlor and trustee under Trust Agreement No. 80166 dated April 10, 2002 and (ii) common shares representing capital stock (or ordinary participation certificates having as underlying securities such common shares) of any of the following entities listed on the Mexican Stock Exchange (Bolsa Mexicana de Valores, S.A. de C.V.) (including all cash distributions thereon), collectively in the case of clauses (d)(i) and (ii) subject to an aggregate maximum Value, exclusive of the related cash distributions, if any, of USD 30,000,000 (the “Other Acceptable Shares” and together with the Issuer Acceptable Shares, the “Share Collateral”):

            (A) Telefonos de Mexico, S.A.B. de C.V.;

(B) America Movil, S.A.B. de C.V.;

(C) Walmart de Mexico, S.A.B. de C.V.; and

(D) Grupo Televisa, S.A.B.

For the avoidance of doubt, the limitations in this provision on eligible Share Collateral shall not be construed to limit the aggregate amount of Eligible Collateral or Posted Collateral that Counterparty is required to Transfer or maintain, as applicable, hereunder; any Share Collateral in excess of these limitations shall have a Value of zero.

(iii) Other Eligible Support.  There shall be no “Other Eligible Support” for either party for purposes of this Annex.

 (iv) Thresholds.

(A) “Independent Amount” means, for any Valuation Date (i) with respect to Citibank, not applicable and (ii) with respect to Counterparty, an amount in USD equal to the Value, as determined by the Valuation Agent of the Permanent Collateral (as defined in Paragraph 13(m)(xiii)).

(B) “Threshold” means (i) with respect to Citibank, not applicable and (ii) with respect to Counterparty, USD 20,000,000, provided, that, if an Event of Default has occurred and is continuing with respect to Counterparty as the Defaulting Party, the Threshold with respect to Counterparty shall be zero.

(C) “Minimum Transfer Amount” means, with respect to Citibank and Counterparty, USD 5,000,000, provided, that, if an Event of Default has occurred and is continuing with respect to Counterparty as the Defaulting Party, the Minimum Transfer Amount with respect to Counterparty shall be zero.

(D) Rounding. The Delivery Amount and the Return Amount shall not be rounded.

(c)           Valuation and Timing.

  (i) “Valuation Agent” means Citibank.

  (ii) “Valuation Date” means each Local Business Day.

(iii) “Valuation Time” means, with respect to the determination of Exposure, Value of Eligible Credit Support and Posted Credit Support, the close of business on the Local Business Day immediately before the Valuation Date or date of calculation, as applicable.

 (iv) “Notification Time” means 10:00 a.m., New York time on a Valuation Date provided, however, that, notwithstanding Paragraph 4(b), if a request for Transfer is made by the Notification Time, then the relevant Transfer shall be made not later than the close of business on such day and, if such request is received after the Notification Time, not later than the close of business on the next Local Business Day following such request; provided, that, for the purposes of this provision only, the Transfer of Eligible Credit Support or Posted Credit Support that is Share Collateral shall be deemed to be made when the party making such Transfer initiates the transfer of the Share Collateral, and all further steps required to be taken according to the definition of “Transfer” in Paragraph 12 shall be completed as promptly as practicable thereafter, but in any case not later than by the close of business on the second Local Business Day following the Local Business Day on which such demand is received; provided that if such demand is received after the close of business on a Local Business Day or on a day that is not a Local Business Day, such demand will be deemed to be received on the following Local Business Day.

(d)           Conditions Precedent and Secured Party's Rights and Remedies.  The provisions of Paragraph 4(a) shall apply except that “Specified Condition” shall not apply.

(e)           Substitution.  “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(f)           Dispute Resolution.

(i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 5.

(ii) Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or the Value of any Transfer of Eligible Credit Support or Posted Credit Support, as applicable, will be calculated as the sum of the arithmetic mean of the mid market quotations on the relevant date of four nationally recognized principal market makers or dealers, as applicable, for such security or derivative transaction, as chosen by the Valuation Agent provided that if four quotations are not available for such security or derivative transaction, then fewer than four quotations may be used for that security or derivative transaction, and if no quotations are available for a security or derivative transaction, then the Valuation Agent’s original calculations will be used for that security or derivative transaction.

(iii) Alternative.  The provisions of Paragraph 5 will apply.

(g)           Holding and Using Posted Collateral.

(i) Eligibility to Hold Posted Collateral; Custodians.  Citibank and its Custodian shall each be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

(ii) Use of Posted Collateral.  The provisions of Paragraph 6(c) shall apply to Citibank, except that, for the purposes of Paragraph 6(c), the term “Posted Collateral” shall be deemed to not include the Share Collateral.  Any use of Posted Collateral that is Share Collateral shall comply with the terms of the Mexican Security Agreement.

(h)           Distributions and Interest Amount.

(i) Interest Rate.  The “Interest Rate” shall be a variable interest rate per annum equal, for each day during any period, to the rate set forth for such day as displayed on the page “FEDSOPEN <Index>” on the BLOOMBERG Professional Service, or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

(ii) Transfer of Interest Amount.  Transfers of the Interest Amount shall be made in arrears on the last Local Business Day of each calendar month.

(iii) Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) shall apply, provided, however, that the Interest Amount shall compound daily.

(iv) Distributions.  For the purposes of Paragraph 6(d), the term “Distributions” shall not include Distributions with respect to Posted Collateral that is Share Collateral.  Distributions with respect to Posted Collateral that is Share Collateral shall be governed by the terms of the Mexican Security Agreement and Paragraph 13(m)(xiv) below.

(i)           Additional Representations.

(i) Notwithstanding anything to the contrary contained herein, the Pledgor ("X"), or its direct or indirect owners, shall be the beneficial owners, within the meaning of the U.S. tax laws, of any securities it shall Transfer as collateral to the Secured Party ("Y") pursuant to the terms hereof.

(ii) X shall promptly provide to Y, upon written request, any tax documentation reasonably requested by Y to allow Y to make gross interest payments to X in respect of any Posted Credit Support Transferred to Y pursuant hereto.

(j)         Other Eligible Support and Other Posted Support.

(i) “Value” with respect to Other Eligible Support and Other Posted Support shall be not applicable.

(ii) “Transfer” with respect to Other Eligible Support and Other Posted Support shall be not applicable.

(k)        Demands and Notices.

All demands, specifications and notices under this Annex shall be made pursuant to the Notices Section of this Annex, provided, that the address for Citibank for such purposes shall be:

Citigroup Equity Derivatives
390 Greenwich St.
5th Floor
New York, NY 10013
Telephone: (212) 723-7357

and the address for Counterparty for such purposes shall be:

Banco Nacional de México, S.A.,
Integrante del Grupo Financiero Banamex,
División Fiduciaria, acting solely as trustee
under trust No. 111339-7 (“Counterparty”)
Calzada del Valle No. 350 ote. 1er. Piso
Colonia Del Valle
Código Postal 66220
San Pedro Garza García, Nuevo León
México
Attn:  Trust No. 111339-7
Phone: (52 81) 12.26.19.84
Fax:     (52 81) 12.26.20.97

with a copy to:

Cemex, S.A.B. de C.V.
Address: Av. Ricardo Margain Zozaya
325 Col Valle del Campestre 66265 San Pedro Garza Garcia N.L. Mexico
Attn:    Gustavo Calvo Irabien
Equity Trading & Derivatives  -  Capital Markets
Phone: +52(81)88884079
Fax: +52(81)88884524
E-Mail: gustavo.calvo@cemex.com

(l)           Addresses for Transfers.  As agreed between the parties from time to time.

(m)           Other Provisions.

(i) Form of Agreement.  For the avoidance of doubt, this Paragraph 13 is intended to be Paragraph 13 of the printed form of 1994 ISDA Credit Support Annex (Bilateral Form – New York Law) as published by ISDA, which is hereby incorporated herein.

(ii) Swap Transactions.  The reference in Paragraph 8(b) to “(or Swap Transactions)” is hereby deleted.

(iii) Rights and Remedies under Paragraph 8(a).  The Secured Party shall be entitled to exercise the rights and remedies provided for in Paragraph 8(a) if the Pledgor fails to pay when due any amount payable by it under Section 6 of this Agreement in connection with a Termination Event, even if the Pledgor is not the Affected Party.

(iv) Exposure.  The following definition replaces the definition of “Exposure” in Paragraph 12:

““Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) (but without reference to clause (3) of Section  6(e)(ii)) of this Agreement if all Transactions were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) United States Dollars is the Termination Currency; provided that the Close-out Amount will be determined by the Valuation Agent on behalf of that party using the Valuation Agent’s estimates at mid-market of the amounts that would be paid for transactions providing the economic equivalent of (x) the material terms of the Transactions, including the payments and deliveries by the parties under Section 2(a)(i) in respect of the Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (assuming satisfaction of the conditions precedent in Section 2(a)(iii) of this Agreement); and (y) the option rights of the parties in respect of the Transactions.  For the purposes of this definition only, the term “Transactions” shall not include the Forward Transaction Cemex CPOs (as defined in Paragraph 13(b)(ii)).”

(v) Set-off.  The following definition is added to Paragraph 12:

““Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement (whether arising under this Agreement, another contract, applicable law or otherwise) and, when used as a verb, the exercise of any such right or the imposition of any such requirement.”

(vi) One-Way Credit Support Agreement.  Notwithstanding anything in this Agreement to the contrary, “Pledgor” shall mean Counterparty and “Secured Party” shall mean Citibank in all instances in this Annex.  This Annex provides for one-way Credit Support from Counterparty to Citibank.

(vii) Actions Hereunder.  Either party may take any actions hereunder, including liquidation rights, through its agent.

(viii) Events of Default.  Paragraph 7(i) is hereby deleted in its entirety and restated as follows: “(i) that party fails to make, when due any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount as applicable, required to be made by it and that failure continues for one Local Business Day after notice of that failure is given to that party;”.

(ix) Transfer.  The definition of “Transfer” in Paragraph 12 is hereby amended by deleting clauses (ii), (iii) and (iv) thereof and adding the following:

“(ii) in the case of the Forward Receivable, the filing of an appropriate UCC financing statement in the District of Columbia referencing the Forward Receivable, naming Counterparty as debtor and Citibank as secured party and, the taking of such steps under Mexican law as Citibank determines are necessary or appropriate to effect the perfection of Citibank’s security interest in the Forward Receivable under Mexican law or, if requiring further action by Counterparty, written notice of such action has been given to Counterparty within a reasonable time of such steps and such steps have occurred (or, in the case of a return of such Posted Collateral to the Pledgor (which shall not be earlier than the time of final return pursuant to Paragraph 8(d), except in the case of assignment, as discussed in Paragraph 13(m)(xiii)) the release of such security interest in accordance with Paragraph 8(d)); and

(iii) in the case of the Share Collateral, the execution by Counterparty of the Mexican Security Agreement, the transfer of such Share Collateral by Counterparty to the collateral account maintained at S.D. Indeval Institución para el Depósito de Valores, S.A. de C.V. (“Indeval”) by the Administrator, the receipt of notice by the Administrator from Indeval as to the crediting of such Share Collateral to such account, the notation on the books and records of the Administrator that such Share Collateral is held for the benefit of Citibank, and the continued effectiveness of the Mexican Security Agreement (or, in the case of a return of such Share Collateral to the Pledgor, the release and return of the Share Collateral in accordance with the Mexican Security Agreement).”

(x) Value.  The definition of “Value” in Paragraph 12 is hereby amended by deleting clause (i) thereof and replacing it with the following:

“(i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof;

(B) the Forward Receivable, an amount determined by the Valuation Agent as of the Valuation Time as if Exposure were being calculated with respect to the relevant Transaction; and

(C) the Share Collateral, the bid price on the Mexican Stock Exchange at the Valuation Time obtained by the Valuation Agent;”

(xi) Security Interest in the Forward Receivable.  Paragraph 2 shall be amended by adding after the phrase “to or received by the Secured Party hereunder” in the third line thereof, but before the period, the parenthetical “(which, for the avoidance of doubt, shall include the Forward Receivable (as defined in Paragraph 13(b)(ii)))”.

(xii) Certain Rights and Remedies.

(A) Paragraph 8(a) shall be amended by adding the following sentence at the end of clause (iv):

“Provided, however, that with respect to the Share Collateral (as defined in Paragraph 13(b)(ii)), any liquidation by the Secured Party shall be conducted in a manner consistent with the terms of the Mexican Security Agreement (as defined in Paragraph 13(a)).”

(B) For the purposes of Paragraph 8(c), any Transfer thereunder of any Posted Credit Support that is Share Collateral shall occur in accordance with the terms of the Mexican Security Agreement.

(C) For the purposes of Paragraph 8(d), any return thereunder of any Posted Credit Support that is Share Collateral shall occur in accordance with the terms of the Mexican Security Agreement.

(xiii) Permanent Collateral.  The initial Transfer of the Independent Amount pursuant to Paragraph 13(b)(i)(D) above shall consist of (a) 14,305,260 Cemex CPOs (subject to reduction in accordance with the penultimate sentence of this paragraph)  (the “Initial Cemex CPOs”) and (b) the Forward Receivable (together with the Initial Cemex CPOs, the “Initial Collateral”).  The Initial Collateral, together with all Dividend Cemex CPOs (as defined in Paragraph 13(m)(xvii) below) (collectively, with respect to any date, the “Permanent Collateral”), shall be held as Posted Collateral at all times during the period from and including the date of its Transfer pursuant to Paragraph 13(b)(i)(D) above, or the date on which it is obtained by the Administrator pursuant to Paragraph 13(m)(xiv) below, as applicable, to and including the date on which no amounts are or thereafter may become payable by Counterparty with respect to the Obligations (except for any potential liability under Section 2(d) of this Agreement), provided, that, subject to the due performance by Counterparty of its obligations under each Transaction and Paragraph 4(a), the portion of the Permanent Collateral consisting of Cemex CPOs shall be reduced on each Cash Settlement Payment Date, as defined in the Put Option, by a number of Cemex CPOs equal to the product of (A) 1/10 multiplied by (B) the number of Cemex CPOs comprising the Initial Cemex CPOs.  In addition, in connection with any assignment in accordance with the terms of the relevant Confirmation or mutually agreed early unwind (in either case, in part or in whole) of the Put Option, the Permanent Collateral shall be reduced, as of the date of such assignment or the date of settlement of such early unwind, as applicable, by an amount proportional to the portion of the Put Option to be assigned or unwound, as applicable, on such date.  For the avoidance of doubt, the Permanent Collateral, or any portion thereof, may not constitute any portion of any Return Amount and shall not be eligible for substitution under Paragraph 4(d).

(xiv) Dividend Reinvestment.  All Distributions with respect to the portion of the Permanent Collateral consisting of Cemex CPOs, to the extent such Distributions are not in the form of Cemex CPOs, shall be reinvested in Cemex CPOs in accordance with the terms of the Mexican Security Agreement.  All Cemex CPOs resulting from such Distributions (subject to reduction in accordance with Paragraph 13(m)(xiii), the “Dividend Cemex CPOs”) shall constitute Posted Collateral and shall be deemed to be “Posted Collateral Transferred to or received by the Secured Party” for the purposes of Paragraph 2.

(xv) Transfer of Undisputed Amount.  Paragraph 5 is hereby amended by adding the following after the phrase “of (II) above” in the eighth line thereof:

“(provided that such Transfer need not be made prior to the time that such Transfer need otherwise be made pursuant to the demand made under Paragraph 3)”.

(xvi) The following provision replaces Paragraph 5(i)(B):

“(B)           calculating the Exposure for the Transactions in dispute by seeking four actual quotations at mid-market from third parties for purposes of calculating the relevant Close-out Amount, and taking the arithmetic mean of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent’s original calculations will be used for that Transaction; and”

(xvii) Calculations.  Paragraph 4(c) shall be amended by adding, after the phrase “All calculations of Value and Exposure” in the first line thereof, the parenthetical “(including, without limitation, any calculation of any currency exchange rate)”.

IN WITNESS WHEREOF, the parties hereto have executed this Credit Support Annex as of the date first above written.

CITIGROUP GLOBAL MARKETS INC., as agent for CITIBANK, N.A. By:___/s/ H. Hirsch____________________ Name: H. Hirsch Title: Managing Director
BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, acting solely as trustee under trust No. 111339-7

By:_/s/ M. de los Angeles Montemayor Garza
Name:   M. de los Angeles Montemayor Garza
Title:     Trust Delegate

By:_/s/  E. N. Wing Treviño___________
Name:   E. N. Wing Treviño
Title:     Trust Delegate